Exhibit 10.1
EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
dated as of December 19, 2017
among
SPX CORPORATION,
THE SUBSIDIARY GUARANTORS PARTY HERETO,
DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
as Foreign Trade Facility Agent,
BANK OF AMERICA, N.A.,
as Administrative Agent,
and
THE LENDERS PARTY HERETO
________________________________
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
DEUTSCHE BANK SECURITIES INC.,
THE BANK OF NOVA SCOTIA,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
COMPASS BANK,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
FIFTH THIRD BANK,
JPMORGAN CHASE BANK, N.A.,
SUMITOMO MITSUI BANKING CORPORATION,
SUNTRUST ROBINSON HUMPHREY, INC.
and
TD BANK, N.A.,
as Joint Lead Arrangers and Joint Bookrunners

SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT dated as of December 19, 2017 (this “Amendment”) is entered into among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended by this Amendment.
RECITALS
WHEREAS, the Parent Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent, entered into that certain Credit Agreement dated as of September 1, 2015 (as amended by that certain First Amendment to Credit Agreement, dated as of March 20, 2017, as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Parent Borrower and the Subsidiary Guarantors party thereto from time to time entered into that certain Guarantee and Collateral Agreement dated as of September 24, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”); and
WHEREAS, the parties hereto agree to amend the Credit Agreement and the Guarantee and Collateral Agreement, in each case as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    In Section 1.1 of the Credit Agreement,
(i)    a proviso is added to the end of the first sentence of the definition of “Alternate Base Rate” to read as follows:
; provided that if the Alternate Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(ii)    the second sentence in the definition of “Applicable Percentage” is amended and restated in its entirety to read as follows:
The Applicable Percentage of each Lender party to this Agreement as of the Second Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1.1A. The initial Applicable Percentage of each Lender that becomes a party to this Agreement after the Second Amendment Effective Date shall be set forth in the Assignment and Assumption or other agreement pursuant to which such Lender becomes a party hereto.

(iii)    the definition of “Applicable Rate” is amended and restated in its entirety to read as follows:
“Applicable Rate”: (a) with respect to any Loans (other than Incremental Term Loans), Domestic Revolving Commitment Fees, Global Revolving Commitment Fees, Financial Letter of Credit Fees, Non-Financial Letter of Credit Fees, Participation FCI Fees and Participation FCI Commitment Fees for any day, the applicable rate per annum set forth below (based upon the Consolidated Leverage Ratio) opposite the applicable Pricing Tier then in effect:

Pricing Tier	Consolidated Leverage Ratio	Domestic Revolving Commitment Fee	Global Revolving Commitment Fee	Financial Letter of Credit Fee	Participation FCI Commitment Fee and Bilateral FCI Commitment Fee	Participation FCI Fee, Bilateral FCI Fee and Non-Financial Letter of Credit Fee	Eurocurrency Loans	ABR Loans
1	< 1.50 to 1.0	0.250%	0.250%	1.375%	0.250%	0.800%	1.375%	0.375%
2	> 1.50 to 1.0 but < 2.25 to 1.0	0.275%	0.275%	1.500%	0.275%	0.875%	1.500%	0.500%
3	> 2.25 to 1.0 but < 3.00 to 1.0	0.300%	0.300%	1.750%	0.300%	1.000%	1.750%	0.750%
4	> 3.00 to 1.0	0.350%	0.350%	2.000%	0.350%	1.250%	2.000%	1.000%
(b)    for any Incremental Term Loans, such per annum rates as shall be agreed to by the Parent Borrower and the applicable Incremental Term Lenders as shown in the applicable Incremental Facility Activation Notice; and
(c)    for Bilateral FCIs and Bilateral Joint Signature FCIs for any day, the applicable rate per annum set forth above (based upon the Consolidated Leverage Ratio) opposite the applicable Pricing Tier then in effect (or such other rate as may be agreed in writing from time to time between the Parent Borrower and the applicable Bilateral FCI Issuing Lender).
For purposes of the foregoing, any change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.1(c); provided that (i) Pricing Tier 4 shall apply at any time that an Event of Default has occurred and is continuing or (ii) at the option of the Administrative Agent or at the request of the Required Lenders, if a Compliance Certificate is not delivered when due in accordance with Section 5.1(c), Pricing Tier 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 5.1(c), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the Second Amendment

Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 5.1(c) for the fiscal quarter ending December 31, 2017 shall be determined based upon Pricing Tier 3. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.15(f).
(iv)    the definition of “Bilateral FCI Issuing Commitment” is amended and restated in its entirety to read as follows:
“Bilateral FCI Issuing Commitment”: with respect to each Bilateral FCI Issuing Lender, the commitment of such Bilateral FCI Issuing Lender to issue Bilateral FCIs, as such commitment may be changed from time to time pursuant to this Agreement. The Bilateral FCI Issuing Commitment of each Bilateral FCI Issuing Lender party to this Agreement on the Second Amendment Effective Date is set forth opposite the name of such Bilateral FCI Issuing Lender on Schedule 1.1A. The initial Bilateral FCI Issuing Commitment of each Bilateral FCI Issuing Lender that becomes a party to this Agreement after the Second Amendment Effective Date shall be set forth in the Assignment and Assumption or other agreement pursuant to which such Bilateral FCI Issuing Lender becomes a party hereto. The aggregate principal amount of the Bilateral FCI Issuing Commitments as of the Second Amendment Effective Date is FIFTY-FIVE MILLION DOLLARS ($55,000,000).
(v)    the definition of “Bilateral FCI Issuing Lender” is amended and restated in its entirety to read as follows:
“Bilateral FCI Issuing Lender”: (a) a Lender with a Bilateral FCI Issuing Commitment or with FCI Issuing Lender Exposure related to Bilateral FCIs, (b) a Person whose Bilateral FCI Issuing Commitment was terminated pursuant to the terms of Section 2.6(b)(i) but that has issued prior to such termination any Bilateral FCI pursuant to Section 2.6 that continues to remain outstanding following such termination (for which it has not received a Counter-Guarantee or in respect of which the Parent Borrower or other relevant Borrower has not provided Cash Cover (or other credit support) in accordance with Section 2.6(p)(viii), in each case as credit support for such Bilateral FCI, provided that if it has received such a Counter-Guarantee or such Cash Cover (or other credit support) has been provided, it shall continue to have the rights and obligations of a Bilateral FCI Issuing Lender to the extent provided in Section 2.6(b)(i)), and (c) with respect to the Existing FCIs, a Lender designated as the issuer of an Existing FCI that is a Bilateral FCI.
(vi)    the definition of “Consolidated EBITDA” is amended and restated in its entirety to read as follows:
“Consolidated EBITDA”: for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period (except with respect to clauses (a)(xiii) and (a)(xvii) below), the sum of (i) income tax expense, (ii) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other premiums, fees and charges associated with Indebtedness or any Qualified Receivables Transaction, whether in connection with the Incurrence, prepayment, redemption, termination or wind-down thereof or otherwise associated with Indebtedness or any Qualified Receivables

Transaction (including the Loans and net costs under Hedging Agreements), (iii) depreciation and amortization expense, (iv) amortization or write-off of intangibles (including goodwill) and organization costs, (v) any extraordinary or non-recurring non-cash expenses or non-cash losses; provided that in the event that the Parent Borrower or any of its Restricted Subsidiaries makes any cash payment in respect of any such extraordinary or non-recurring non-cash expense, such cash payment shall be deducted from Consolidated EBITDA in the period in which such cash payment is made, (vi) losses on Dispositions of assets outside of the ordinary course of business, (vii) extraordinary or non-recurring cash charges resulting from restructuring, severance, plant-closings, integration and other non-recurring events; provided that the aggregate amount added back to Consolidated EBITDA pursuant to this clause (a)(vii) for any fiscal year shall not exceed (A) $30,000,000, plus (B) the unused amount of permitted add-backs pursuant to this clause (a)(vii) for the immediately preceding fiscal year (it being understood and agreed that the unused amount of permitted add-backs pursuant to this clause (a)(vii) for any fiscal year may only be used in the immediately succeeding fiscal year and not in any subsequent fiscal year), (viii) non-cash compensation expenses and related charges, including non-cash expenses or charges arising from the contribution, sale or other use of stock or stock appreciation or tracking rights, the granting of stock options, the granting of stock appreciation or tracking rights, the granting of restricted stock or restricted stock units and arrangements similar to any of the foregoing (including any repricing, amendment, modification, substitution or change of any such stock, stock option, stock appreciation or tracking rights, restricted stock or restricted stock units or similar arrangements), (ix) any loss recorded in connection with the designation of a discontinued operation (exclusive of its operating loss), (x) any loss realized upon the sale or other disposition of any Capital Stock of any Person, (xi) any increase in the cost of sales or other write-offs or other increased costs resulting from purchase accounting in relation to any acquisitions net of taxes, (xii) any expense attributable to pension plans and/or post-retirement medical plans to the extent such expense exceeds service cost and amortization of prior service costs /credits attributable to pension plans and/or post-retirement medical plans, (xiii) the aggregate amount of Net Proceeds of liability, casualty or business interruption insurance received by the Parent Borrower or any Restricted Subsidiary during such period, (xiv) director’s fees and reimbursements of reasonable out-of-pocket expenses in connection with attending board of director meetings or other actions for the benefit of the Parent Borrower and its Subsidiaries in an aggregate amount not to exceed $3,000,000 in any four fiscal quarter period, (xv) any non-cash asbestos accrual expenses or losses; provided that in the event that the Parent Borrower or any of its Restricted Subsidiaries makes any cash payment in respect of any such non-cash expense or loss, such cash payment shall be deducted from Consolidated EBITDA in the period in which such cash payment is made, (xvi) reasonable fees, costs and expenses of the Parent Borrower or any of its Restricted Subsidiaries incurred during such period in connection with any Permitted Acquisition or any Disposition permitted pursuant to Section 6.6 (in each case, whether or not consummated); provided that, upon request of the Administrative Agent, the Parent Borrower shall provide reasonably detailed evidence of the amount of any such reasonable fees, costs and expenses added-back pursuant to this clause (a)(xvi) for any period, and (xvii) the amount of net cost savings relating to a Permitted Acquisition which are projected by the Parent Borrower in good faith to be realized within eighteen (18) months after the date of such Permitted Acquisition as a result of actions taken during such period and synergies relating to a Permitted Acquisition which are projected by the Parent Borrower in good faith to be realized within eighteen (18) months after the date of such Permitted Acquisition as a result of actions taken during such period, in each case, net of the amount of actual benefits realized during such period that are otherwise included in the calculation of Consolidated EBITDA from such actions; provided that (A) such net cost savings and synergies are reasonably identifiable and factually supportable, and (B) the aggregate amount added to Consolidated EBITDA pursuant to this clause (a)(xvii) for any period shall not exceed 7.5% of Consolidated EBITDA (calculated without giving effect to the amounts added to Consolidated EBITDA permitted pursuant to this clause (a)(xvii)), minus, (b) without duplication, to the extent included in the statement of such Consolidated Net Income for such period, (i) any extraordinary or non-recurring non-cash income or non-cash gains, (ii) gains on Dispositions of assets outside of the ordinary course of business, (iii) any gain recorded in connection with the designation of a discontinued operation (exclusive of its operating income), (iv) any gain realized upon the sale or other disposition of any Capital Stock of any Person, (v) any income attributable to pension plans and/or post-retirement medical plans to the extent such income exceeds service cost and amortization of prior service costs/credits attributable to pension plans and/or post-retirement medical plans, and (vi) any non-cash asbestos accrual income or gains.
For the purposes of determining Consolidated EBITDA for any period, the cumulative effect of any change in accounting principles (effected either through cumulative effect adjustment or a retroactive application) shall be excluded. For the purposes of determining Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the Consolidated Leverage Ratio or the Consolidated Interest Coverage Ratio, if during such Reference Period (or, in the case of pro forma calculations, during the period from the last day of such Reference Period to and including the date as of which such calculation is made) the Parent Borrower or any Restricted Subsidiary shall have made a Material Disposition or Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition occurred on the first day of such Reference Period (with the Reference Period for the purposes of pro forma calculations being the most recent period of four consecutive fiscal quarters for which the relevant financial information is available), without giving effect (unless permitted for pro forma financial statements prepared in accordance with Regulation S-X) to cost savings. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes all or substantially all of the assets of a business, unit or division of a Person or constitutes all or substantially all of the common stock (or equivalent) of a Person and (b) involves Consideration in excess of $5,000,000; and “Material Disposition” means (i) the Balcke Dürr Disposition, and (ii) any other Disposition of property or series of related Dispositions of property that (A) involves all or substantially all of the assets of a business, unit or division of a Person or constitutes all or substantially all of the common stock (or equivalent) of a Restricted Subsidiary and (B) yields gross proceeds to the Parent Borrower or any of its Restricted Subsidiaries in excess of $5,000,000. Notwithstanding the foregoing, for purposes of calculating Consolidated EBITDA for any period, the amount of Consolidated EBITDA attributable to Non-Subsidiary Joint Ventures for such period in excess of the amount of distributions made by such Non-Subsidiary Joint Ventures to the Parent Borrower or any of its Restricted Subsidiaries during such period shall not exceed ten (10%) percent of total Consolidated EBITDA for such period.

(vii)    the definition of “Consolidated Net Income” is amended and restated in its entirety to read as follows:
“Consolidated Net Income”: for any period, the consolidated net income (or loss) of the Parent Borrower, its Restricted Subsidiaries and its Non-Subsidiary Joint Ventures, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Restricted Subsidiary or Non-Subsidiary Joint Venture of the Parent Borrower or is merged into or consolidated with the Parent Borrower or any of its Restricted Subsidiaries and (b) the income (or deficit) of any Person (other than a Restricted Subsidiary or a Non-Subsidiary Joint Venture of the Parent Borrower) in which the Parent Borrower or any of its Restricted Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Parent Borrower or such Restricted Subsidiary in the form of dividends or similar distributions.
(viii)    the definition of “Consolidated Total Debt” is amended and restated in its entirety to read as follows:
“Consolidated Total Debt”: at any date, the sum of (a) the aggregate principal amount of all Indebtedness of the Parent Borrower and its Restricted Subsidiaries at such date (excluding the face amount of undrawn letters of credit, bank undertakings or analogous instruments, and bankers’ acceptance financing, in each case whether or not issued under this Agreement, and other FCIs), determined on a consolidated basis in accordance with GAAP, calculated net of cash and cash equivalents, in an aggregate amount not to exceed $150,000,000, that would (in conformity with GAAP) be set forth on a consolidated balance sheet of the Parent Borrower and its Restricted Subsidiaries as of such date, plus (b) without duplication of amounts included in clause (a) above, an amount equal to the aggregate amount of Receivables Transaction Attributed Indebtedness associated with any Qualified Receivables Transaction which is outstanding at such date.
(ix)    the definition of “Domestic Revolving Commitment” is amended and restated in its entirety to read as follows:
“Domestic Revolving Commitment”: with respect to each Lender, the commitment, if any, of such Lender to make Domestic Revolving Loans and to acquire participations in Financial Letters of Credit and Swingline Loans hereunder, as such commitment may be changed from time to time pursuant to this Agreement. The Domestic Revolving Commitment of each Lender party to this Agreement on the Second Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1.1A. The initial Domestic Revolving Commitment of each Lender that becomes a party to this Agreement after the Second Amendment Effective Date shall be set forth in the Assignment and Assumption or other agreement pursuant to which such Lender becomes a party hereto. The aggregate amount of the Domestic Revolving Commitments as of the Second Amendment Effective Date is TWO HUNDRED MILLION DOLLARS ($200,000,000).

(x)    the definition of “Domestic Revolving Maturity Date” is amended and restated in its entirety to read as follows:
“Domestic Revolving Maturity Date”: December 19, 2022 (as such date may be extended pursuant to Section 2.1(c)); provided that if such date is not a Business Day, the Domestic Revolving Maturity Date shall be the immediately preceding Business Day.
(xi)    the definition of “Eurocurrency Rate” is amended by (A) replacing the reference to “Eurocurrency Rate Loan” in the lead-in thereof with “Eurocurrency Loan”, (B) adding “(in consultation with the Parent Borrower)” after the first reference to “Administrative Agent” in each of clauses (a)(i), (a)(ii), (a)(iii), (a)(iv), (a)(v) and (a)(vi) thereof, and (C) adding “(in consultation with the Parent Borrower)” after the final reference to “Administrative Agent” in the second proviso of clause (b) thereof.
(xii)    the reference to “Funding Date” in the definition of “Existing FCIs” and in the definition of “Existing Letters of Credit”, in each case, is amended to read “Second Amendment Effective Date”.
(xiii)    the reference to “Effective Date” in the definition of “Foreign Subsidiary Borrower” is amended to read “Second Amendment Effective Date”.
(xiv)    the definition of “Foreign Trade Maturity Date” is amended and restated in its entirety to read as follows:
“Foreign Trade Maturity Date”: December 19, 2022 (as such date may be extended pursuant to Section 2.6(b) (solely with respect to the extending Lenders under Section 2.6(b)); provided that if such date is not a Business Day, the Foreign Trade Maturity Date shall be the immediately preceding Business Day.
(xv)    the definition of “Funding Date” is amended and restated in its entirety to read as follows:
“Funding Date”: the date on which the conditions precedent set forth in Section 4.2 shall be satisfied and the initial funding hereunder shall have occurred, which date is September 24, 2015.
(xvi)    the definition of “Global Revolving Commitment” is amended and restated in its entirety to read as follows:
“Global Revolving Commitment”: with respect to each Lender, the commitment, if any, of such Lender to make Global Revolving Loans and to acquire participations in Non-Financial Letters of Credit hereunder, as such commitment may be changed from time to time pursuant to this Agreement. The Global Revolving Commitment of each Lender party to this Agreement on the Second Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1.1A. The initial Global Revolving Commitment of each Lender that becomes a party to this Agreement after the Second Amendment Effective Date shall be set forth in the Assignment and Assumption or other agreement pursuant to which such Lender becomes a party hereto. The aggregate amount of the Global Revolving Commitments as of the Second Amendment Effective Date is ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000).

(xvii)    the definition of “Global Revolving Maturity Date” is amended and restated in its entirety to read as follows:
“Global Revolving Maturity Date”: December 19, 2022 (as such date may be extended pursuant to Section 2.1(d)); provided that if such date is not a Business Day, the Global Revolving Maturity Date shall be the immediately preceding Business Day.
(xviii)    the reference to “Deutsche Bank, Bank of America and Commerzbank AG, Frankfurt Branch” in clause (d) of the definition of “Issuing Lender” is amended to read “Deutsche Bank, Bank of America and The Bank of Tokyo-Mitsubishi UFJ, Ltd.”.
(xix)    the reference to “Deutsche Bank, Bank of America or Commerzbank AG, Frankfurt Branch” in clause (b) of the definition of “Letter of Credit” is amended to read “Deutsche Bank, Bank of America or The Bank of Tokyo-Mitsubishi UFJ, Ltd.”.
(xx)    the reference to “$50,000,000” in the definition of “Material Indebtedness” is amended to read “$15,000,000”.
(xxi)    the definition of “Obligations” is amended and restated in its entirety to read as follows:
“Obligations”: the collective reference to the unpaid principal of and interest (and premium, if any) on the Loans, Reimbursement Obligations, Bilateral FCI Reimbursement Obligations and Participation FCI Reimbursement Obligations and all other obligations and liabilities of the Borrowers (including interest accruing at the then applicable rate provided herein after the maturity of the Loans, Reimbursement Obligations, Bilateral FCI Reimbursement Obligations and Participation FCI Reimbursement Obligations and interest accruing at the then applicable rate provided herein after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower or any Subsidiary Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any Lender (or, in the case of any Hedging Agreement of any Borrower or any Subsidiary or any Specified Cash Management Agreement, any Lender or any Affiliate of any Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender; provided that, in the case of a Hedging Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), the obligations arising under such Hedging Agreement shall only constitute Obligations through the stated termination date (without extension or renewal) of such Hedging Agreement)), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter Incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents, any Hedging Agreement of any Borrower or any Subsidiary with any Lender or Affiliate of a Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender; provided that, in the case of a Hedging Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), the obligations arising under such Hedging Agreement shall only constitute Obligations through the stated termination date (without extension or renewal) of such Hedging Agreement) or Specified Cash Management Agreement with any Lender or any Affiliate of any Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender), in each case whether on account of principal, interest, premium, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any Agent or to any Lender that are required to be paid by any Borrower or any Subsidiary pursuant to the terms of any of the foregoing agreements); provided, however, that the “Obligations” of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.
(xxii)    the definition of “Participation FCI Commitment” is amended and restated in its entirety to read as follows:
“Participation FCI Commitment”: with respect to each Lender, the obligation of such Lender to purchase participations in each Participation FCI hereunder, as such obligation may be changed from time to time pursuant to this Agreement. The Participation FCI Commitment of each Lender party to this Agreement on the Second Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1.1A. The initial Participation FCI Commitment of each Lender that becomes a party to this Agreement after the Second Amendment Effective Date shall be set forth in the Assignment and Assumption or other agreement pursuant to which such Lender becomes a party hereto. The aggregate amount of the Participation FCI Commitments as of the Second Amendment Effective Date is ONE HUNDRED FORTY-FIVE MILLION DOLLARS ($145,000,000).
(xxiii)    the definition of “Participation FCI Issuing Commitment” is amended and restated in its entirety to read as follows:
“Participation FCI Issuing Commitment”: with respect to each Participation FCI Issuing Lender, the commitment of such Participation FCI Issuing Lender to issue Participation FCIs, as such commitment may be changed from time to time pursuant to this Agreement. The Participation FCI Issuing Commitment of each Participation FCI Issuing Lender party to this Agreement on the Second Amendment Effective Date is set forth on Schedule 1.1A. The initial Participation FCI Issuing Commitment of each Participation FCI Issuing Lender that becomes a party to this Agreement after the Second Amendment Effective Date shall be set forth in the Assignment and Assumption or other agreement pursuant to which such Participation FCI Issuing Lender becomes a party hereto. The aggregate principal amount of the Participation FCI Issuing Commitments as of the Second Amendment Effective Date is ONE HUNDRED FORTY-FIVE MILLION DOLLARS ($145,000,000).
(xxiv)    the definition of “Participation FCI Issuing Lender” is amended and restated in its entirety to read as follows:
“Participation FCI Issuing Lender”: (a) a Lender with a Participation FCI Issuing Commitment or with FCI Issuing Lender Exposure related to Participation FCIs, (b) a Person whose Participation FCI Issuing Commitment was terminated pursuant to the terms of Section 2.6(b)(i) or at the election of the Parent Borrower pursuant to the terms of Section 2.9 but that has issued prior to such termination any Participation FCI pursuant to Section 2.6 that continues to remain outstanding following such termination (for which it has not received a Counter-Guarantee or in respect of which the Parent Borrower or other relevant Borrower has not provided Cash Cover (or other credit support) in accordance with Section 2.6(p)(viii), in each case as credit support for such Participation FCI, provided that if it has received such a Counter-Guarantee or such Cash Cover (or other credit support) has been provided, it shall continue to have the rights and obligations of a Participation FCI Issuing

Lender to the extent provided in Section 2.6(b)(i)), (c) any other Lender with a Participation FCI Commitment that becomes a Participation FCI Issuing Lender pursuant to Section 2.6(t), with respect to Participation FCIs issued by it, and (d) with respect to the Existing FCIs, a Lender designated as the issuer of an Existing FCI that is a Participation FCI.
(xxv)    clause (a)(ii)(B) in the first proviso of the definition of “Permitted Acquisition” is amended and restated in its entirety to read as follows:
(B) at the Parent Borrower’s option, determinations of pro forma compliance with the covenants contained in Section 6.1 shall be determined as of the date the Acquisition Agreement is entered into and calculated as if the Limited Condition Acquisition and other pro forma events in connection therewith were consummated on such date (provided that if the Parent Borrower shall elect to determine such compliance on the date on which such Acquisition Agreement is executed and delivered, during the period commencing with the execution and delivery of such Acquisition Agreement and ending on the earlier to occur of (1) the date of consummation of such Limited Condition Acquisition, and (2) the date of abandonment by the Parent Borrower or the applicable Restricted Subsidiary of such Limited Condition Acquisition, each calculation on a pro forma basis required hereunder shall be deemed to require two calculations of each of the relevant covenants set forth in Section 6.1, the first assuming that such Limited Condition Acquisition (and all transactions in connection therewith, including the incurrence of any Incremental Term Loan or any Commitment increase) has been consummated and the second assuming that such transaction has been abandoned, and, for the avoidance of doubt, with respect to any particular transaction for which pro forma compliance is required, each such calculation must demonstrate compliance on a pro forma basis in order for such transaction to be permitted),
(xxvi)    in the definition of “Prepayment Event,” (A) the reference to “$12,500,000” in clause (a) is amended to read “$25,000,000,” and (B) the semicolon at the end of clause (c) is replaced with a period.
(xxvii)    the definition of “Required Lenders” is amended and restated in its entirety to read as follows:
“Required Lenders”: at any time, Lenders holding in the aggregate more than 50% of the sum (without duplication) of unfunded Revolving Commitments, unfunded Participation FCI Commitments, unfunded Bilateral FCI Issuing Commitments, outstanding Loans, participations in outstanding Letters of Credit, participations in outstanding Participation FCIs, participations in Reimbursement Obligations, participations in Participation FCI Reimbursement Obligations, Bilateral FCIs and Bilateral FCI Reimbursement Obligations; provided that the Commitments of, and the portion of the aggregate outstanding amount of all Loans, LC Exposure and FCI Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, further, that if any Event of Default shall have occurred and any determination needs to be made by the Required Lenders under Article VII whether or not to terminate the Commitments or accelerate the maturity of the Loans and other Obligations of the Borrowers hereunder, the Commitments of, and the portion of the aggregate outstanding amount of all Loans, LC Exposure and FCI Exposure held or deemed held by, any Lender shall be excluded for purposes of making a determination of Required Lenders if such Lender notifies the Administrative Agent and the Foreign Trade Facility

Agent that in the good faith judgment of such Lender failing to so exclude such amounts for such Lender would or might violate the German Foreign Trade Act (Außenwirtschaftsgesetz) or EU Regulation (EC) 2271/96.
(xxviii)    the reference to “the German Government or” in the definition of “Sanction(s)” is amended to read “the German Government, the Canadian Government or”.
(xxix)    the definition of “Specified Cash Management Agreement” is amended and restated in its entirety to read as follows:
“Specified Cash Management Agreement”: (a) any agreement providing for treasury, depositary or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services, or any similar transactions, between the Parent Borrower or any Subsidiary and any Lender or Affiliate thereof (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender), existing on the Effective Date and (b) any agreement providing for treasury, depositary or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services, or any similar transactions, between the Parent Borrower or any Subsidiary and any Lender or Affiliate thereof (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender), in each case which has been designated by the Parent Borrower, by notice to the Administrative Agent, as a “Specified Cash Management Agreement”.
(xxx)    the definition of “Specified Default” is amended and restated in its entirety to read as follows:
“Specified Default”: an Event of Default pursuant to paragraph (a), (b), (f), (g), (h), (i), (j), (l), (m), (o), (p) or (q) of Article VII.
(xxxi)    the definition of “Term Loan A Commitment” is amended and restated in its entirety to read as follows:
“Term Loan A Commitment”: as to each Lender party to this Agreement on the Second Amendment Effective Date, its portion of the Term Loan A made to the Parent Borrower pursuant to Section 2.1(e), in the principal amount set forth opposite such Lender’s name on Schedule 1.1A. The aggregate principal amount of the Term Loan A Commitments in effect on the Second Amendment Effective Date is THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000).
(xxxii)    the definition of “Term Loan A Maturity Date” is amended and restated in its entirety to read as follows:

“Term Loan A Maturity Date”: December 19, 2022; provided that if such date is not a Business Day, the Term Loan A Maturity Date shall be the immediately preceding Business Day.
(xxxiii)    the definition of “Wholly Owned Subsidiary” is amended and restated in its entirety to read as follows:
“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’, foreign nationals’ and analogous qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries. Unless otherwise qualified, all references to a “Wholly Owned Subsidiary” or to “Wholly Owned Subsidiaries” in this Agreement shall refer to a Wholly Owned Subsidiary or Wholly Owned Subsidiaries of the Parent Borrower.
(xxxiv)    the following new definitions are added in the appropriate alphabetical order to read as follows:
“Benefit Plan”: any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Domestic Revolving Commitment Extension”: as defined in Section 2.1(c)(i).
“Domestic Revolving Lender Extension Response Date”: as defined in Section 2.1(c)(i).
“Fixed Incremental Amount”: as defined in Section 2.1(b).
“Global Revolving Commitment Extension”: as defined in Section 2.1(d)(i).
“Global Revolving Lender Extension Response Date”: as defined in Section 2.1(d)(i).
“Incremental Basket Amount”: as defined in Section 2.1(b).
“LIBOR Screen Rate”: the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“LIBOR Successor Rate”: as defined in Section 1.10.
“LIBOR Successor Rate Conforming Changes”: with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Alternate Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent (in consultation with the Parent Borrower), to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative

Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Parent Borrower).
“Material Receivables Transaction Attributable Indebtedness”: Receivables Transaction Attributable Indebtedness of any one or more of the Parent Borrower and its Restricted Subsidiaries in an aggregate principal amount exceeding $75,000,000.
“Permitted Refinancing” means, with respect to any Indebtedness of any Person, any extension, renewal or replacement of such Indebtedness; provided that the outstanding principal amount of the Indebtedness so extended, renewed or replaced does not exceed the sum of (a) the outstanding principal amount of the Indebtedness so extended, renewed or replaced, plus (b) an amount equal to accrued and unpaid interest on, and premiums on, the Indebtedness so extended, renewed or replaced, plus (c) reasonable and customary fees (including upfront fees), expenses, commissions, and underwriting discounts (including original issue discount) incurred and payable in connection with such extension, renewal or replacement, plus (d) an amount equal to any existing unutilized commitments under the Indebtedness so extended, renewed or replaced.
“PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Qualified Acquisition”: as defined in the definition of “Qualified Acquisition Pro Forma Calculation”.
“Qualified Acquisition Pro Forma Calculation”: to the extent made in connection with determining the permissibility of (a) any Permitted Acquisition with Consideration in excess of $150,000,000 for which the provisos in Section 6.1(a) apply (any such Permitted Acquisition, a “Qualified Acquisition”), the calculations required by clause (a) in the first proviso of the definition of “Permitted Acquisition”, (b) any increase in any Commitments in accordance with Section 2.1(b) in connection with a Qualified Acquisition, the calculations required by clause (3) in the first proviso of Section 2.1(b), and (c) the incurrence of any Incremental Term Loans in accordance with Section 2.1(b) in connection with a Qualified Acquisition, the calculations required by clause (3) in the first proviso of Section 2.1(b).
“Ratio Incremental Amount”: as defined in Section 2.1(b).
“Scheduled Unavailability Date”: as defined in Section 1.10.
“Second Amendment Effective Date”: December 19, 2017.
(xxxv)    the following definitions are deleted: Domestic Revolving Extension Acceptance Notice; Domestic Revolving Notice Date; Global Revolving Extension Acceptance Notice; and Global Revolving Notice Date.

(b)    (i) The reference to “Section 5.1” in Section 1.4 of the Credit Agreement is amended to read “Section 3.4(a)”, and (ii) the second paragraph set forth in Section 1.4 of the Credit Agreement is amended and restated in its entirety to read as follows:
Notwithstanding the foregoing, (a) during the period from the date of any acquisition of any Person in accordance with the terms hereof through the last day of the fiscal quarter of the Parent Borrower in which the acquisition of such Person is consummated only, at the election of the Parent Borrower, all terms of an accounting or financial nature with respect to such Person and its Subsidiaries shall be construed in accordance with the accounting standards applicable to such Person and its Subsidiaries, as in effect during such time period, and (b) leases shall continue to be classified and accounted for on a basis consistent with that reflected in the audited financial statements referred to in Section 3.4(a) for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. Notwithstanding anything to the contrary set forth in this Agreement, in connection with any Qualified Acquisition Pro Forma Calculation, the maximum Consolidated Leverage Ratio that was permitted pursuant to Section 6.1(a) for the most recent fiscal quarter ended for which the Parent Borrower was required to deliver financial statements pursuant to Section 5.1(a) or (b) shall be deemed to be 4.00 to 1.0 solely for purposes of such Qualified Acquisition Pro Forma Calculation.
(c)    Article I of the Credit Agreement is amended to add a new Section 1.10 immediately following Section 1.9 of the Credit Agreement to read as follows:
Section 1.10    LIBOR Successor Rate.
Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Parent Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Parent Borrower) that the Parent Borrower or Required Lenders (as applicable) have determined, that: (a) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (b) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); or (c) syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Parent Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Parent Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Parent Borrower and each Lender. Thereafter, (i) the obligation of the Lenders to make or maintain Eurocurrency Loans shall be suspended (to the extent of the affected Eurocurrency Loans or Interest Periods), and (ii) the Eurocurrency Rate component shall no longer be utilized in determining the Alternate Base Rate. Upon receipt of such notice, the Parent Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Loans (to the extent of the affected Eurocurrency Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a borrowing of ABR Loans (subject to the foregoing clause (ii)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
(d)    The first two paragraphs set forth in Section 2.1(b) of the Credit Agreement are amended and restated in their entirety to read as follows:
(b)    The Parent Borrower and any one or more Lenders may from time to time agree that such Lenders (or any other additional bank, financial institution or other entity which becomes a Lender pursuant to this Section 2.1(b)) shall add one or more term loan facilities (the loans thereunder, the “Incremental Term Loans”) and/or increase the Commitments in respect of any of the Facilities by executing and delivering to the Administrative Agent and, in the case of any increase in the Participation FCI Commitments, the Foreign Trade Facility Agent, an Incremental Facility Activation Notice specifying (i) the amount of such Incremental Term Loans and/or Commitment increase, and (ii) in the case of any Incremental Term Loans, (A) the applicable Incremental Term Loan Maturity Date, (B) the amortization schedule for such Incremental Term Loans, which shall comply with Section 2.11(a), (C) the Applicable Rate (and/or other pricing terms) for such Incremental Term Loans and (D) the requested currency (which may be in Dollars or any Alternative Currency); provided that (1) the aggregate principal amount of borrowings of Incremental Term Loans outstanding at any time and Commitment increases pursuant to this subsection (b) in effect at any time shall not exceed, as of any date of determination, (x) an amount equal to the greater of (I) $200,000,000, and (II) the amount of Consolidated EBITDA for the period of four fiscal quarters most recently ended on or prior to such date for which the Parent Borrower has delivered financial statements pursuant to Section 5.1(a) or (b) and a Compliance Certificate pursuant to Section 5.1(c) (such amount, the “Incremental Basket Amount”), plus (y) an amount equal to all voluntary prepayments of the Term Loans made pursuant to Section 2.12(a), all voluntary prepayments of the Domestic Revolving Loans made pursuant to Section 2.12(a) (to the extent accompanied by a permanent reduction in the aggregate Domestic Revolving Commitments), and all voluntary prepayments of the Global Revolving Loans made pursuant to Section 2.12(a) (to the extent accompanied by a permanent reduction in the aggregate Global Revolving Commitments), in each case, (I) to the extent such voluntary prepayments are made prior to such date, and (II) excluding any such voluntary prepayments that are funded with the proceeds of incurrences of long-term Indebtedness (such amount, together with the Incremental Basket Amount, the “Fixed Incremental Amount”; it being understood that, for the avoidance of doubt, the amount of any Incremental Term

Loans and/or any increases in the Commitments incurred in reliance on the Fixed Incremental Amount shall reduce the Fixed Incremental Amount), plus (z) an unlimited amount, so long as, immediately after giving effect to the incurrence of any such Incremental Term Loans and/or the establishment of any such increase in the Commitments (tested solely on the date of funding of any such Incremental Term Loan and/or establishment of any increase in the Commitments as set forth in the Incremental Facility Activation Notice and not any time thereafter, and assuming for such purposes that such Incremental Term Loan is fully drawn and/or such Commitment increase is fully drawn) on a pro forma basis, the Consolidated Senior Secured Leverage Ratio (or, following the Release Date, the Consolidated Leverage Ratio), as of the last day of the fiscal quarter of the Parent Borrower most recently ended for which the Parent Borrower has delivered financial statements pursuant to Section 5.1(a) or (b), shall not be greater than 2.75 to 1.0 (the “Ratio Incremental Amount”); (2) no Default or Event of Default shall be in existence or would be caused by the incurrence of such Incremental Term Loans and/or establishment of such increase in the Commitments; and (3) after giving effect to incurrence of any Incremental Term Loans and/or establishment of any increase in the Commitments on a pro forma basis (and assuming for such purposes that such Incremental Term Loans are fully drawn and/or such Commitment increase is fully drawn), the Parent Borrower would be in compliance with the financial covenants contained in Section 6.1 as of the last day of the fiscal quarter of the Parent Borrower most recently ended for which the Parent Borrower has delivered financial statements pursuant to Section 5.1(a) or (b). It is understood and agreed that the Parent Borrower may first incur any Incremental Term Loan and/or establish any increase to the Commitments in reliance on the Ratio Incremental Amount prior to incurring Incremental Term Loans and/or establishing increases to the Commitments in reliance on the Fixed Incremental Amount. If the Bilateral FCI Issuing Commitment is increased, subject to Section 2.6(u), the Parent Borrower shall have the option of transferring existing FCIs from the Participation FCI Issuing Commitment to the Bilateral FCI Issuing Commitment. In the case of any increase in the Commitments under any Facility (other than any Incremental Term Loan Facility), the terms applicable to such increased Commitments and the Loans thereunder shall be the same as the terms applicable to the Facility being so increased. In the case of any increase of the Domestic Revolving Facility or the Global Revolving Facility, any new Lender added in connection with such increase must be reasonably acceptable to the Administrative Agent and the applicable Issuing Lenders (but not the Domestic Revolving Lenders or Global Revolving Lenders, as applicable). In the case of any increase of the Foreign Trade Facility, any new Lender added in connection with such increase must be reasonably acceptable to the Administrative Agent, the Foreign Trade Facility Agent and the applicable FCI Issuing Lenders (but not the Lenders with Participation FCI Commitments). No Lender shall have any obligation to participate in any Incremental Term Loan or other increase described in this paragraph unless it agrees to do so in its sole discretion. Any additional bank, financial institution or other entity which, with the consent of the Parent Borrower and the Administrative Agent, and, if applicable, the Foreign Trade Facility Agent (which consent shall not be unreasonably withheld), elects to become a “Lender” under this Agreement in connection with the making of any Incremental Term Loan or the making of any additional Commitment shall execute a New Lender Supplement, whereupon such bank, financial institution or other entity shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.
Notwithstanding anything to the contrary in this Agreement, if the proceeds of any Incremental Term Loan are being used to finance a Limited Condition Acquisition, and the Parent Borrower has obtained binding commitments of Incremental Term Lenders to fund such Incremental Term Loan (“Acquisition Financing Commitments”), then the conditions to the funding and incurrence of such Incremental Term Loan shall be limited as follows, if and to the extent such

Incremental Term Lenders so agree with respect to their Acquisition Financing Commitments: (A) the condition set forth in Section 4.3(a) shall apply only with respect to customary “specified representations” approved by the Incremental Term Lenders providing the Acquisition Financing Commitments or if the circumstances giving rise to the failure of such conditions also entitle the Parent Borrower or the applicable Restricted Subsidiaries to terminate its or their obligations under the definitive agreement for such Limited Condition Acquisition (each, an “Acquisition Agreement”), and (B) the reference in Section 4.3(b) to no Default or Event of Default shall mean the absence of a Default or Event of Default at the date such Acquisition Agreement is executed and delivered and the absence of an Event of Default under paragraphs (a), (b), (h), (i) or (j) of Article VII at the date the applicable Limited Condition Acquisition is consummated (it being understood that this sentence shall not limit the conditions set forth in Section 4.3 with respect to any proposed Borrowing or the issuance of any Letter of Credit or FCI in connection with such Permitted Acquisition or otherwise). Additionally, and solely for purposes of determining compliance with (x) clause (3) in the first proviso of the preceding paragraph, or (y) compliance with the Ratio Incremental Amount, in each case in connection with the incurrence of any Incremental Term Loan used to finance all or any part of a Limited Condition Acquisition, at the Parent Borrower’s option, the date for purposes of determining such compliance shall be the date on which the Acquisition Agreement for such Limited Condition Acquisition is executed and delivered; provided that if the Parent Borrower shall elect to determine such compliance on the date on which such Acquisition Agreement is executed and delivered, during the period commencing with the execution and delivery of such Acquisition Agreement and ending on the earlier to occur of (i) the date of consummation of such Limited Condition Acquisition, and (ii) the date of abandonment by the Parent Borrower or the applicable Restricted Subsidiary of such Limited Condition Acquisition, each calculation on a pro forma basis required hereunder shall demonstrate two calculations of each of the relevant covenants set forth in Section 6.1, the first assuming that such Limited Condition Acquisition (and all transactions in connection therewith, including the incurrence of any Incremental Term Loan or any Commitment increase) has been consummated and the second assuming that such transaction has been abandoned, and, for the avoidance of doubt, with respect to any particular transaction for which pro forma compliance is required, each such calculation must demonstrate compliance on a pro forma basis in order for such transaction to be permitted. Nothing in the foregoing constitutes a waiver of any Default or Event of Default under this Agreement or of any rights or remedies of Lenders and the Administrative Agent under any provision of the Loan Documents.
(e)    Section 2.1(c) of the Credit Agreement is amended and restated in its entirety to read as follows:
(c)    Extension Option for Domestic Revolving Commitments.
(i)    The Parent Borrower may from time to time during the term of this Agreement, by written notice to the Administrative Agent (any such notice being a “Domestic Revolving Extension Notice”), request that each Domestic Revolving Lender extend (any such extension, a “Domestic Revolving Commitment Extension”) the then-existing Domestic Revolving Maturity Date applicable to such Domestic Revolving Lender’s Domestic Revolving Commitment to the extended maturity date specified in such Domestic Revolving Extension Notice (any such extended maturity date, the “Extended Domestic Revolving Maturity Date”). Each Domestic Revolving Extension Notice delivered in connection with any requested Domestic Revolving Commitment Extension shall set forth the date on which such Domestic Revolving Commitment Extension is requested to become effective (such date, the “Domestic Revolving Extension Date”), which date shall be not less than 30 Business Days nor more than 60 Business Days after the date of the Domestic Revolving Extension Notice for such Domestic Revolving Commitment Extension. The Administrative Agent shall promptly transmit any Domestic Revolving Extension Notice to each Domestic Revolving Lender. Each Domestic Revolving Lender shall notify the Administrative Agent whether it wishes to extend the then-existing Domestic Revolving Maturity Date applicable to such Domestic Revolving Lender’s Domestic Revolving Commitment to the Extended Domestic Revolving Maturity Date specified in the applicable Domestic Revolving Extension Notice for such Domestic Revolving Commitment Extension, such notice to be provided by each Domestic Revolving Lender no later than 15 Business Days prior to the Domestic Revolving Extension Date for such Domestic Revolving Commitment Extension (such date, the “Domestic Revolving Lender Extension Response Date”). The Administrative Agent shall promptly notify the Parent Borrower of the identity of each Domestic Revolving Lender that has agreed to extend the then-existing Domestic Revolving Maturity Date applicable to such Domestic Revolving Lender’s Domestic Revolving Commitment to the Extended Domestic Revolving Maturity Date specified in the applicable Domestic Revolving Extension Notice for such Domestic Revolving Commitment Extension, and the amount of such Domestic Revolving Lender’s Domestic Revolving Commitment. Any Domestic Revolving Lender which does not expressly notify the Administrative Agent on or before the Domestic Revolving Lender Extension Response Date for such Domestic Revolving Commitment Extension that it wishes to so extend the then-existing Domestic Revolving Maturity Date applicable to such Domestic Revolving Lender’s Domestic Revolving Commitment shall be deemed to have rejected the Parent Borrower’s request for such Domestic Revolving Commitment Extension. Effective as of the Domestic Revolving Extension Date for such Domestic Revolving Commitment Extension, with respect to each Domestic Revolving Lender that has agreed to extend the then-existing Domestic Revolving Maturity Date applicable to such Domestic Revolving Lender’s Domestic Revolving Commitment to the Extended Domestic Revolving Maturity Date specified in the Domestic Revolving Extension Notice for such Domestic Revolving Commitment Extension, the then-existing Domestic Revolving Maturity Date applicable to such Domestic Revolving Lender’s Domestic Revolving Commitment shall be automatically and immediately so extended to the Extended Domestic Revolving Maturity Date specified in the Domestic Revolving Extension Notice for such Domestic Revolving Commitment Extension so long as, as of the Domestic Revolving Extension Date for such Domestic Revolving Commitment Extension, no Default or Event of Default exists or would result after giving effect to such Domestic Revolving Commitment Extension. Notwithstanding anything contained in this Agreement to the contrary, no Issuing Lender shall have any obligation to issue Letters of Credit beyond the Domestic Revolving Maturity Date in effect as of the Second Amendment Effective Date, unless such Issuing Lender agrees in writing to issue Letters of Credit until any Extended Domestic Revolving Maturity Date established after the Second Amendment Effective Date.
(ii)    If the then-existing Domestic Revolving Maturity Date applicable to any Domestic Revolving Lender’s Domestic Revolving Commitment shall have been extended in accordance with Section 2.1(c)(i), all references herein to the “Domestic Revolving Maturity Date” applicable to such Domestic Revolving Lender’s Domestic Revolving Commitment shall be a reference to the then-applicable Extended Domestic Revolving Maturity Date applicable to such Domestic Revolving Lender’s Domestic Revolving Commitment. Notwithstanding anything to the contrary set forth in this Agreement (but subject to the last sentence of Section 2.1(c)(i) above), in connection with any Domestic

Revolving Commitment Extension, the Parent Borrower and the Administrative Agent may enter into an amendment to this Agreement and/or any other Loan Document (and the Lenders hereby authorize the Administrative Agent to enter into, and the Lenders agree that this Agreement and the other Loan Documents shall be amended by, any such amendment) to the extent the Administrative Agent deems necessary in order to (A) reflect the existence and terms of such Domestic Revolving Commitment Extension, (B) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of such Domestic Revolving Commitment Extension, and (C) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.1(c). The Administrative Agent shall promptly notify each Lender as to the effectiveness of any such amendment.
(iii)    The Parent Borrower shall have the right, following any Domestic Revolving Lender Extension Response Date for any Domestic Revolving Commitment Extension, but prior to the Domestic Revolving Extension Date applicable to such Domestic Revolving Commitment Extension, to replace each Domestic Revolving Lender declining to participate in such Domestic Revolving Commitment Extension with one or more Persons (A) reasonably satisfactory to the Parent Borrower and the Administrative Agent, and (B) satisfactory to the Issuing Lenders in their sole discretion (each such Person, an “Additional Domestic Revolving Commitment Lender”), as provided in Section 2.21(b). Each Additional Domestic Revolving Commitment Lender shall have entered into an Assignment and Assumption or such other documentation satisfactory to the Administrative Agent pursuant to which such Additional Domestic Revolving Commitment Lender shall, effective as of the Domestic Revolving Extension Date applicable to such Domestic Revolving Commitment Extension, undertake a Domestic Revolving Commitment (and if any such Additional Domestic Revolving Commitment Lender is already a Lender, its new Domestic Revolving Commitment shall be in addition to any other Commitment of such Lender on such date).
(f)    Section 2.1(d) of the Credit Agreement is amended and restated in its entirety to read as follows:
(d)    Extension Option for Global Revolving Commitments.
(i)    The Parent Borrower may from time to time during the term of this Agreement, by written notice to the Administrative Agent (any such notice being a “Global Revolving Extension Notice”), request that each Global Revolving Lender extend (any such extension, a “Global Revolving Commitment Extension”) the then-existing Global Revolving Maturity Date applicable to such Global Revolving Lender’s Global Revolving Commitment to the extended maturity date specified in such Global Revolving Extension Notice (any such extended maturity date, the “Extended Global Revolving Maturity Date”). Each Global Revolving Extension Notice delivered in connection with any requested Global Revolving Commitment Extension shall set forth the date on which such Global Revolving Commitment Extension is requested to become effective (such date, the “Global Revolving Extension Date”), which date shall be not less than 30 Business Days nor more than 60 Business Days after the date of the Global Revolving Extension Notice for such Global Revolving Commitment Extension. The Administrative Agent shall promptly transmit any Global Revolving Extension Notice to each Global Revolving Lender. Each Global

Revolving Lender shall notify the Administrative Agent whether it wishes to extend the then-existing Global Revolving Maturity Date applicable to such Global Revolving Lender’s Global Revolving Commitment to the Extended Global Revolving Maturity Date specified in the applicable Global Revolving Extension Notice for such Global Revolving Commitment Extension, such notice to be provided by each Global Revolving Lender no later than 15 Business Days prior to the Global Revolving Extension Date for such Global Revolving Commitment Extension (such date, the “Global Revolving Lender Extension Response Date”). The Administrative Agent shall promptly notify the Parent Borrower of the identity of each Global Revolving Lender that has agreed to extend the then-existing Global Revolving Maturity Date applicable to such Global Revolving Lender’s Global Revolving Commitment to the Extended Global Revolving Maturity Date specified in the applicable Global Revolving Extension Notice for such Global Revolving Commitment Extension, and the amount of such Global Revolving Lender’s Global Revolving Commitment. Any Global Revolving Lender which does not expressly notify the Administrative Agent on or before the Global Revolving Lender Extension Response Date for such Global Revolving Commitment Extension that it wishes to so extend the then-existing Global Revolving Maturity Date applicable to such Global Revolving Lender’s Global Revolving Commitment shall be deemed to have rejected the Parent Borrower’s request for such Global Revolving Commitment Extension. Effective as of the Global Revolving Extension Date for such Global Revolving Commitment Extension, with respect to each Global Revolving Lender that has agreed to extend the then-existing Global Revolving Maturity Date applicable to such Global Revolving Lender’s Global Revolving Commitment to the Extended Global Revolving Maturity Date specified in the Global Revolving Extension Notice for such Global Revolving Commitment Extension, the then-existing Global Revolving Maturity Date applicable to such Global Revolving Lender’s Global Revolving Commitment shall be automatically and immediately so extended to the Extended Global Revolving Maturity Date specified in the Global Revolving Extension Notice for such Global Revolving Commitment Extension so long as, as of the Global Revolving Extension Date for such Global Revolving Commitment Extension, no Default or Event of Default exists or would result after giving effect to such Global Revolving Commitment Extension. Notwithstanding anything contained in this Agreement to the contrary, no Issuing Lender shall have any obligation to issue Letters of Credit beyond the Global Revolving Maturity Date in effect as of the Second Amendment Effective Date, unless such Issuing Lender agrees in writing to issue Letters of Credit until any Extended Global Revolving Maturity Date established after the Second Amendment Effective Date.
(ii)    If the then-existing Global Revolving Maturity Date applicable to any Global Revolving Lender’s Global Revolving Commitment shall have been extended in accordance with Section 2.1(d)(i), all references herein to the “Global Revolving Maturity Date” applicable to such Global Revolving Lender’s Global Revolving Commitment shall be a reference to the then-applicable Extended Global Revolving Maturity Date applicable to such Global Revolving Lender’s Global Revolving Commitment. Notwithstanding anything to the contrary set forth in this Agreement (but subject to the last sentence of Section 2.1(d)(i) above), in connection with any Global Revolving Commitment Extension, the Parent Borrower and the Administrative Agent may enter into an amendment to this Agreement and/or any other Loan Document (and the Lenders hereby authorize the Administrative Agent to enter into, and the Lenders agree that this Agreement and the other Loan Documents shall be amended by, any such amendment) to the extent the Administrative Agent deems necessary in order to (A) reflect the existence and terms of such Global

Revolving Commitment Extension, (B) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of such Global Revolving Commitment Extension, and (C) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.1(d). The Administrative Agent shall promptly notify each Lender as to the effectiveness of any such amendment.
(iii)    The Parent Borrower shall have the right, following any Global Revolving Lender Extension Response Date for any Global Revolving Commitment Extension, but prior to the Global Revolving Extension Date applicable to such Global Revolving Commitment Extension, to replace each Global Revolving Lender declining to participate in such Global Revolving Commitment Extension with one or more Persons (A) reasonably satisfactory to the Parent Borrower and the Administrative Agent, and (B) satisfactory to the Issuing Lenders in their sole discretion (each such Person, an “Additional Global Revolving Commitment Lender”), as provided in Section 2.21(b). Each Additional Global Revolving Commitment Lender shall have entered into an Assignment and Assumption or such other documentation satisfactory to the Administrative Agent pursuant to which such Additional Global Revolving Commitment Lender shall, effective as of the Global Revolving Extension Date applicable to such Global Revolving Commitment Extension, undertake a Global Revolving Commitment (and if any such Additional Global Revolving Commitment Lender is already a Lender, its new Global Revolving Commitment shall be in addition to any other Commitment of such Lender on such date).
(g)    Section 2.1(e) of the Credit Agreement is amended and restated in its entirety to read as follows:
(e)    Term Loan A. On the Funding Date, each Term Loan A Lender party to this Agreement on the Funding Date made available to the Parent Borrower its portion of a term loan in Dollars in an aggregate principal amount equal to THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000). The outstanding principal amount of such term loan immediately prior to the Second Amendment Effective Date is THREE HUNDRED TWENTY-EIGHT MILLION ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($328,125,000) (the “Existing Term Loan A”). Subject to the terms and conditions set forth herein, each Term Loan A Lender severally has made its portion of a term loan (the “Term Loan A”) to the Parent Borrower in Dollars in an amount equal to such Term Loan A Lender’s Term Loan A Commitment. Each Term Loan A Lender shall make its portion of the Term Loan A to the Parent Borrower by (i) continuing all or any of its portion of the Existing Term Loan A, and/or (ii) advancing an additional borrowing of its portion of the Term Loan A on the Second Amendment Effective Date. Amounts repaid on the Term Loan A may not be reborrowed. The Term Loan A may consist of ABR Loans or Eurocurrency Loans or a combination thereof, as further provided herein.
(h)    A new subsection (e) is hereby added to Section 2.2 of the Credit Agreement immediately following Section 2.2(d) of the Credit Agreement to read as follows:
(e)    Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Parent Borrower, the Administrative Agent and such Lender.

(i)    The reference to “the the” in Section 2.5(d)(i) of the Credit Agreement is amended to read “the”.
(j)    Sections 2.6(b)(i) and (b)(ii) of the Credit Agreement are amended and restated in their entirety to read as follows:
(i)    The Parent Borrower may from time to time during the term of this Agreement, by written notice to the Administrative Agent and the Foreign Trade Facility Agent (such notice being an “Extension Notice”) delivered no later than 60 days prior to the Foreign Trade Maturity Date (the date of such notice, the “Notice Date”), request (x) one or more Lenders with a Participation FCI Commitment and one or more Participation FCI Issuing Lenders and/or (y) one or more Bilateral FCI Issuing Lenders to extend the then applicable Foreign Trade Maturity Date with respect to such Commitment(s) to a later date (such extended date, the “Extended Foreign Trade Maturity Date”). The Foreign Trade Facility Agent shall promptly transmit any Extension Notice to each Lender with a Participation FCI Commitment and each FCI Issuing Lender. Each FCI Issuing Lender and each Lender with a Participation FCI Commitment shall notify the Foreign Trade Facility Agent whether it wishes to extend the then applicable Foreign Trade Maturity Date and, if so, as to which of its Commitments, at least 30 days (or such earlier date as directed by the Parent Borrower) prior to the then applicable Foreign Trade Maturity Date, and any such notice given by an FCI Issuing Lender or a Lender with a Participation FCI Commitment to the Foreign Trade Facility Agent, once given, shall be irrevocable as to such Lender. The Foreign Trade Facility Agent shall promptly notify the Administrative Agent and the Parent Borrower of the notice of each FCI Issuing Lender and each Lender with a Participation FCI Commitment that it wishes to extend (each, an “Extension Acceptance Notice”). Any FCI Issuing Lender and any Lender with a Participation FCI Commitment which does not expressly notify the Foreign Trade Facility Agent on or before the date that is 30 days (or such earlier date as directed by the Parent Borrower) prior to the then applicable Foreign Trade Revolving Maturity Date that it wishes to so extend the then applicable Foreign Trade Maturity Date shall be deemed to have rejected the Parent Borrower’s request for extension of such Foreign Trade Maturity Date with respect to each of its Bilateral FCI Issuing Commitment, Participation FCI Issuing Commitment, or Participation FCI Commitment, as applicable. If (x) one or more Lenders with a Participation FCI Commitment and one or more Participation FCI Issuing Lenders and/or (y) one or more Bilateral FCI Issuing Lenders have elected (in each case in their sole and absolute discretion) to so extend the then applicable Foreign Trade Maturity Date with respect to its specified Commitment(s), the Foreign Trade Facility Agent shall notify the Administrative Agent and the Parent Borrower of such election by such Lenders with a Participation FCI Commitment and/or such FCI Issuing Lenders no later than five Business Days after the date when Extension Acceptance Notices are due, and effective on the date of such notice by the Foreign Trade Facility Agent to the Administrative Agent and the Parent Borrower (the “Extension Date”), the Foreign Trade Maturity Date shall be automatically and immediately so extended as to each such Lender with respect to its specified Commitment(s) to the Extended Foreign Trade Maturity Date. For the avoidance of doubt, if any Lenders with a Participation FCI Commitment, any Participation FCI Issuing Lenders, or any Bilateral FCI Issuing Lenders shall not have elected (in each case in their sole and absolute discretion) or are deemed not to have elected to so extend the then applicable Foreign Trade Maturity Date with respect to one or more of its Commitments, then (x) the non-extended Participation FCI Commitment, Bilateral FCI Issuing Commitment, and/or Participation FCI Issuing Commitment, as applicable, of each such non-extending Lender will be automatically terminated as of the then applicable Foreign Trade Maturity Date (not giving effect to the proposed extension), (y) the aggregate Participation FCI Commitments, Bilateral FCI Issuing Commitments, and Participation FCI Issuing Commitments hereunder, as applicable, shall be reduced as of the then applicable Foreign Trade Maturity Date (not giving effect to the proposed extension) by the amounts of the Participation FCI Commitments, Bilateral FCI Issuing Commitments, and/or Participation FCI Issuing Commitments of each such non-extending Lender, and (z) any participations purchased under this Agreement shall be automatically appropriately adjusted in amount to reflect such changed Commitments as of the then applicable Foreign Trade Maturity Date (not giving effect to the proposed extension). No extension of Participation FCI Commitments and Participation FCI Issuing Commitments will be permitted hereunder unless, after giving effect to the termination of the Participation FCI Commitment, Bilateral FCI Issuing Commitment, and/or Participation FCI Issuing Commitment of any non-extending Lender, as applicable, the total FCI Issuing Lender Exposures with respect to Participation FCIs of all the Participation FCI Issuing Lenders (including those non-extending Participation FCI Issuing Lenders that have not received a Counter-Guarantee to support the outstanding Participation FCIs issued by such non-extending Participation FCI Issuing Lender or, in respect of such outstanding Participation FCIs, the Parent Borrower or other relevant Borrower has not provided Cash Cover (or other credit support) in accordance with Section 2.6(p)(viii)) does not exceed the total Participation FCI Commitments of all the extending Lenders with Participation FCI Commitments. Each outstanding Bilateral FCI and outstanding Participation FCI issued by a non-extending FCI Issuing Lender shall continue to be considered an issued Bilateral FCI or Participation FCI (as applicable) hereunder and part of the FCI Issuing Lender Exposure hereunder unless the Parent Borrower elects in its sole discretion to have a Counter-Guarantee issued hereunder in favor of such non-extending FCI Issuing Lender or the Parent Borrower or other relevant Borrower provides Cash Cover (or other credit support) in accordance with Section 2.6(p)(viii), in each case to support such Bilateral FCIs and Participation FCIs, in which case such Bilateral FCIs and Participation FCIs shall no longer be considered to be Bilateral FCIs or Participation FCIs issued pursuant to this Agreement except that for purposes of Section 2.6(p)(iii), (iv) and (v) and Section 2.6(h) such Bilateral FCIs and Participation FCIs shall continue to be considered as issued pursuant to this Agreement and the Borrowers’ obligations under such Sections with respect to fees, costs, expenses, reimbursement and indemnification obligations shall continue to apply with respect to such Bilateral FCIs and Participation FCIs. On or prior to the then applicable Foreign Trade Maturity Date (not giving effect to the proposed extension), the Parent Borrower shall pay or cause to be paid to each non-extending Lender all amounts owing to such non-extending Lender with respect to its Participation FCI Commitment, Bilateral FCI Issuing Commitment, and/or Participation FCI Issuing Commitment, as applicable, including the repayment of an amount equal to the outstanding funded participations of all FCI Disbursements made by such non-extending Lender or funded FCI Disbursements made by such non-extending FCI Issuing Lender, as applicable, any accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents in connection with such Commitment. Upon the delivery of an Extension Notice and upon the extension of the Foreign Trade Maturity Date pursuant to this Section 2.6(b)(i), the Parent Borrower shall be deemed to have represented and warranted on and as of the Notice Date and the Extension Date, as the case may be, that no Default or Event of Default has occurred and is continuing. Notwithstanding anything contained in this Agreement to the contrary, no Lender with a Participation FCI Commitment or FCI Issuing Lender shall have any obligation to extend the Foreign Trade Maturity Date, and each Lender with a Participation FCI Commitment and each FCI Issuing Lender may (with respect to its respective Participation FCI Commitment, Bilateral FCI Issuing Commitment and/or Participation FCI Issuing Commitment) at its option, unconditionally and without cause, decline to extend the Foreign Trade Maturity Date.
(ii)    If the Foreign Trade Maturity Date shall have been extended in accordance with Section 2.6(b)(i) with respect to (x) any Participation FCI Commitments and Participation FCI Issuing Commitments and/or (y) any Bilateral FCI Issuing Commitments, then, as to the applicable extending Lenders, all references herein to the “Foreign Trade Maturity Date” shall refer to the Extended Foreign Trade Maturity Date.
(k)    The first parenthetical in Section 2.6(q)(i) of the Credit Agreement is amended and restated in its entirety to read as follows:
(being a minimum of $10,000,000, or a lesser amount in the case of the cancellation of the entire remaining amount of any FCI Issuing Lender’s Bilateral FCI Issuing Commitment, any FCI Issuing Lender’s Participation FCI Issuing Commitment, and/or any Lender’s Participation FCI Commitment)
(l)     The reference to “Funding Date” in Section 2.9(a)(ii)(D) of the Credit Agreement is amended to read “Second Amendment Effective Date”.
(m)    Section 2.11(d) of the Credit Agreement is amended and restated in its entirety to read as follows:
(d)    The Parent Borrower shall repay the outstanding principal amount of the Term Loan A in equal quarterly installments, commencing with the fiscal quarter ending March 31, 2019, equal to 1.25% of the outstanding amount of the Term Loan A as of the Second Amendment Effective Date (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.12) with the outstanding principal balance of the Term Loan A due in full on the Term Loan A Maturity Date, unless accelerated sooner pursuant to Article VII.
(n)    Clause (x) in the first proviso of Section 2.24(a)(iv) of the Credit Agreement is amended and restated in its entirety to read as follows:
(x) only if, at the time of such reallocation, no Default or Event of Default exists; and
(o)    A new sentence is added to the end of Section 3.10 of the Credit Agreement to read as follows:
As of the Second Amendment Effective Date, no Borrower is using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
(p)    Section 5.10 of the Credit Agreement is amended and restated in its entirety to read as follows:
Section 5.10    Use of Proceeds.
The proceeds of the Domestic Revolving Loans, the Global Revolving Loans, and the Term Loan A will be used (a) to refinance existing indebtedness, and (b) for lawful corporate purposes of the Parent Borrower and its Restricted Subsidiaries. The Letters of Credit (other than Non-Financial Letters of Credit) will be used to issue financial and performance letters of credit requested by any Borrower on behalf of itself or any of its Restricted Subsidiaries or Joint Ventures. The FCIs and Non-Financial Letters of Credit will be used only for the operational business of the Parent Borrower, its Restricted Subsidiaries and Joint Ventures; provided that no FCI or Non-Financial Letter of Credit may be issued for the benefit of financial creditors, except for a Counter-Guarantee supporting another FCI. No part of the proceeds of any Loan will be used, nor any Letter of Credit or FCI issued, in each case whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.
(q)    The lead-in and clause (A) set forth in the first parenthetical of Section 5.11(b)(i) of the Credit Agreement are amended and restated in their entirety to read as follows:
but excluding (A) all real property (whether owned or leased) and leaseholds,
(r)    The second clause (iii) set forth in Section 5.11(f) of the Credit Agreement is amended and restated in its entirety to read as follows:
(iii) [reserved] and
(s)    The parenthetical set forth in Section 5.12 of the Credit Agreement is amended and restated in its entirety to read as follows:
(including the filing and recording of financing statements and other documents)
(t)    Section 6.1(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
(a)    Consolidated Leverage Ratio. The Parent Borrower will not permit the Consolidated Leverage Ratio as at the last day of any fiscal quarter of the Parent Borrower to exceed 3.50 to 1.0; provided that the Consolidated Leverage Ratio as of the last day of any fiscal quarter of the Parent Borrower ending within the four fiscal quarters immediately following a Permitted Acquisition with Consideration in excess of $150,000,000 may increase to no more than 4.00 to 1.0; provided, further that the Consolidated Leverage Ratio as at the last day of any fiscal quarter of the Parent Borrower shall be 3.50 to 1.0 for at least one full fiscal quarter before the Consolidated Leverage Ratio as of the last day of any period of four consecutive fiscal quarters of the Parent Borrower ending within the four fiscal quarters immediately following a Permitted Acquisition in excess of $150,000,000 may again increase to 4.00 to 1.0 for a new period of four consecutive fiscal quarters of the Parent Borrower.
(u)    In Section 6.2 of the Credit Agreement,
(i)    the first parenthetical set forth in Section 6.2(b) of the Credit Agreement is amended and restated in its entirety to read as follows:
(including any Permitted Refinancings thereof or any subordinated debt which is in exchange for existing subordinated debt of the Parent Borrower)
(ii)    Section 6.2(c) of the Credit Agreement is amended and restated in its entirety to read as follows:
(c)    Indebtedness existing on the Effective Date and set forth in Section 6.2 of the Disclosure Letter and Permitted Refinancings thereof;
(iii)    Section 6.2(g) of the Credit Agreement is amended and restated in its entirety to read as follows:

(g)    (i) Indebtedness of the Parent Borrower or any Restricted Subsidiary Incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and Permitted Refinancings thereof; provided that such Indebtedness (other than any such Permitted Refinancings) is Incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) Attributable Debt in connection with Sale/Leaseback Transactions involving fixed or capital assets, if at the time of Incurrence thereof, after giving effect thereto, the aggregate principal amount of all Specified Indebtedness shall not exceed an amount equal to 10% of the Total Consolidated Assets;
(iv)    Section 6.2(h) of the Credit Agreement is amended and restated in its entirety to read as follows:
(h)    Indebtedness of any Person that becomes a Restricted Subsidiary after the Effective Date and Permitted Refinancings thereof; provided that (i) such Indebtedness (other than any such Permitted Refinancings) exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (ii) at the time of Incurrence thereof (whether before or after the Funding Date) and after giving effect thereto, the aggregate principal amount of all Specified Indebtedness shall not exceed an amount equal to 10% of the Total Consolidated Assets (for the avoidance of doubt, measured after giving effect to the Spinoff);
(v)    The text prior to the proviso in Section 6.2(l) of the Credit Agreement is amended and restated in its entirety to read as follows:
unsecured Indebtedness of any Loan Party (and any unsecured Guarantees of such Indebtedness by any other Loan Party to the extent permitted by Section 6.2(f)) and any Permitted Refinancings of any such Indebtedness that are Incurred by any Loan Party and that are unsecured (and any unsecured Guarantees of such Indebtedness by any other Loan Party to the extent permitted by Section 6.2(f));
(vi)    Section 6.2(s) of the Credit Agreement is amended and restated in its entirety to read as follows:
(s)    Indebtedness assumed in connection with any Permitted Acquisition after the Funding Date so long as such Indebtedness is not incurred in contemplation of such Permitted Acquisition, and any Permitted Refinancings of any such Indebtedness.
(v)    Section 6.5(m) of the Credit Agreement is amended and restated in its entirety to read as follows:
(m)    (i) other Investments if, after giving effect to any such Investment on a pro forma basis in each case recomputed as at the last day of the most recently ended fiscal quarter of the Parent Borrower for which the financial statements were (or were required to be) delivered pursuant to Section 5.1(a) or (b) as if such Investment had occurred on the first day of each relevant period, the Consolidated Leverage Ratio is less than 2.75 to 1.0 and (ii) other Investments in the aggregate not to exceed an amount equal to (A) 10% of Total Consolidated Assets (determined at the time of making such Investment) plus (B) an additional amount for all such Investments made after the

Funding Date that is equal to the portion, if any, of the Available Amount on such date that the Parent Borrower elects to apply to this Section 6.5(m)(ii)(B) if, after giving effect to any such Investment on a pro forma basis in each case recomputed as at the last day of the most recently ended fiscal quarter of the Parent Borrower for which the financial statements were (or were required to be) delivered pursuant to Section 5.1(a) or (b) as if such Investment had occurred on the first day of each relevant period, the Consolidated Leverage Ratio is greater than or equal to 2.75 to 1.0.
(w)    Section 6.6(e) of the Credit Agreement is amended and restated in its entirety to read as follows:
(e)    Dispositions of assets that are not permitted by any other paragraph of this Section 6.6; provided that (i) the aggregate gross proceeds (including any non‑cash proceeds, determined on the basis of face amount in the case of notes or similar consideration and on the basis of fair market value in the case of other non‑cash proceeds) of all assets Disposed of in reliance upon this paragraph (e) shall not exceed, in any fiscal year of the Parent Borrower, an amount equal to 15% of the Total Consolidated Assets (determined at the time of making such Disposition with reference to the Total Consolidated Assets as of the end of the most recently completed fiscal year for which financial statements have been delivered pursuant to Section 5.1(a)); provided, however, that Dispositions of assets, if not made to the extent permitted in any fiscal year as provided above in this paragraph (e) (for the avoidance of doubt, starting with the fiscal year ending December 31, 2015), may be made in any subsequent fiscal year on a cumulative basis with the Disposition of assets permitted in such subsequent fiscal year and (ii) any Disposition permitted by this paragraph (e) for a purchase price in excess of $10,000,000 shall be made for fair value and for at least 75% cash consideration;
(x)    Each reference to “2.50” in Section 6.8(e) of the Credit Agreement is amended to read “2.75”.
(y)    Each reference to “2.50” in Section 6.9(a)(iii) of the Credit Agreement is amended to read “2.75”.
(z)    Clause (g)(ii) in Article VII of the Credit Agreement is amended and restated in its entirety to read as follows:
(ii) [reserved];
(aa)    Article VII of the Credit Agreement is amended to (i) delete the “or” at the end of clause (o) thereof, (ii) add an “or” at the end of clause (p) thereof, and (iii) add a new clause (q) thereof immediately following clause (p) thereof to read as follows:
(q)    any event or condition occurs that (i) results in an automatic termination, wind-down or comparable event with respect to any Material Receivables Transaction Attributable Indebtedness, or (ii) permits a notice of termination, a notice of wind-down, a notice of acceleration or any comparable notice to be given under any such Material Receivables Transaction Attributable Indebtedness prior to the scheduled termination, wind-down, maturity or comparable event and which event or condition giving rise to such notice continues for a period of 14 calendar days after such notice;

(bb)    Article VIII of the Credit Agreement is amended to add a new Section 8.11 immediately following Section 8.10 of the Credit Agreement to read as follows:
Section 8.11    ERISA Matters.
(a)    Each Lender (i) represents and warrants, as of the Second Amendment Effective Date (or, with respect to any Person that becomes a Lender after the Second Amendment Effective Date, as of the date such Person becomes a Lender party to this Agreement), and (ii) covenants, from the Second Amendment Effective Date (or, with respect to any Person that becomes a Lender after the Second Amendment Effective Date, from the date such Person becomes a Lender party to this Agreement) to the date such Person ceases being a Lender party to this Agreement, in each case, for the benefit of each Agent, each arranger, and their respective Affiliates, and not, for each avoidance of doubt, to or for the benefit of any Loan Party, that at least one of the following is and will be true: (A) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments; (B) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (C)(1) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (2) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (3) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14, and (4) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (D) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless subclause (A) in the immediately preceding clause (a) is true with respect to a Lender, or such Lender has not provided another representation, warranty and covenant as provided in subclause (D) in the immediately preceding clause (a), such Lender further (i) represents and warrants, as of the Second Amendment Effective Date (or, with respect to any Person that becomes a Lender after the Second Amendment Effective Date, as of the date such Person becomes a Lender party to this Agreement), and (ii) covenants, from the Second Amendment Effective Date (or, with respect to any Person that becomes a Lender after the Second Amendment Effective Date, from the date such Person becomes a Lender party to this Agreement) to the date such Person ceases being a Lender party to this Agreement, in each case, for the benefit of, each Agent, each arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that: (A) none of any Agent, any arranger, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the any Agent under this Agreement, any Loan Document or any documents related to hereto or thereto); (B) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E); (C) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations); (D) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and (E) no fee or other compensation is being paid directly to any Agent, any arranger, or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c)    Each Agent and each arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender, or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
(cc)    Section 9.2(c)(iv) of the Credit Agreement is amended and restated in its entirety to read as follows:
(iv)    (A) this Agreement and the other Loan Documents may be amended to remove any Foreign Subsidiary as a Foreign Subsidiary Borrower under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, as applicable, upon (I) written notice by the Parent Borrower and such Foreign Subsidiary to the Foreign Trade Facility Agent and the Administrative Agent to such effect, (II) (x) repayment in full of all outstanding Obligations of such Foreign Subsidiary Borrower under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, as applicable, or (y) assumption in full of all outstanding Obligations of such Foreign Subsidiary Borrower under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, as applicable, by the Parent Borrower, any existing Foreign Subsidiary Borrower or any new Foreign Subsidiary Borrower approved by the Agents, each FCI Issuing Lender and the Lenders with a Participation FCI Commitment and (III) the expiration or termination of (or full cash collateralization or provision of other credit support in a manner consistent with the terms of Section 2.6(o)(iv) or assumption by the Parent Borrower or another Foreign Subsidiary Borrower of all the obligations of such Foreign Subsidiary Borrower (pursuant to a written assumption agreement in form and substance reasonably satisfactory to the Parent Borrower, such Foreign Subsidiary Borrower, any other Foreign Subsidiary Borrower that assumes obligations of such Foreign Subsidiary Borrower, and the Foreign Trade Facility Agent) in respect of) all FCIs issued for the account of such Foreign Subsidiary Borrower and (B) a Foreign Subsidiary may become a Foreign Subsidiary Borrower under the Foreign Trade Facility and the Bilateral Foreign Trade Facility in accordance with (including the consents required by) Section 2.23(b);
(dd)    The “Purpose” paragraph of Part A to Schedule 1.1C of the Credit Agreement is amended and restated in its entirety to read as follows:

Purpose:
The purpose of an FCI must be for particular trade risks only, e.g., performance or warranty obligations of the relevant Borrower such as payment obligations arising from non-performance, warranty obligations or comparable events of non-fulfillment of contractual or legal obligations; provided that, for the avoidance of doubt, an FCI that is a Counter-Guarantee may be issued for the purpose of providing credit support for an Indirect FCI or a standby letter of credit, bank guarantee or surety issued or to be issued for a particular trade risk. The purpose of an FCI must not be to cover the risk of the relevant Borrower’s being or becoming insolvent or filing for or becoming the subject of bankruptcy, insolvency, liquidation, reorganization or similar proceedings.

(ee)    Schedule 1.1A to the Credit Agreement is amended and restated in its entirety in the form of Schedule 1.1A attached hereto. Schedule 1.1D to the Credit Agreement is amended and restated in its entirety in the form of Schedule 1.1D attached hereto. Schedule 1.1E to the Credit Agreement is amended and restated in its entirety in the form of Schedule 1.1E attached hereto. Schedule 1.1F to the Credit Agreement is amended and restated in its entirety in the form of Schedule 1.1F attached hereto. Schedule 2.23 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.23 attached hereto.
(ff)    Exhibit N to the Credit Agreement is amended to add the following in the heading on the first page thereof:
Check for distribution to Public Lenders and private-side Lenders.
2.    Amendments to the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement is hereby amended as follows:
(a)    The definition of “Borrower Obligations” in Section 1.1 of the Guarantee and Collateral Agreement is amended and restated in its entirety to read as follows:
“Borrower Obligations”: the collective reference to the unpaid principal of and interest (and premium, if any) on the Loans (including Incremental Term Loans), Reimbursement Obligations, Bilateral FCI Reimbursement Obligations and Participation FCI Reimbursement Obligations and

all other obligations and liabilities of the Borrowers and the Subsidiaries (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans, Reimbursement Obligations, Bilateral FCI Reimbursement Obligations and Participation FCI Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower or any Subsidiary Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any other Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Hedging Agreement of any Borrower or any Subsidiary with any Lender or Affiliate of a Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender; provided that, in the case of a Hedging Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), the obligations arising under such Hedging Agreement shall only constitute Borrower Obligations through the stated termination date (without extension or renewal) of such Hedging Agreement) or Specified Cash Management Agreement with any Lender or any Affiliate of any Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender), in each case whether on account of principal, interest, premium, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any Agent or to any other Secured Party that are required to be paid by any Borrower or any Subsidiary pursuant to the terms of any of the foregoing agreements); provided, however, that the “Borrower Obligations” of any Borrower shall exclude any Excluded Swap Obligations with respect to such Borrower.
(b)    The definition of “Obligations” in Section 1.1 of the Guarantee and Collateral Agreement is amended and restated in its entirety to read as follows:
“Obligations”: the collective reference to (i) the Borrower Obligations, (ii) the Guarantor Obligations, and (iii) the Specified Obligations.
(c)    The definition of “Secured Parties” in Section 1.1 of the Guarantee and Collateral Agreement is amended and restated in its entirety to read as follows:
“Secured Parties”: the collective reference to the Administrative Agent, the Foreign Trade Facility Agent, the Lenders, in the case of any Hedging Agreement entered into by the Parent Borrower or any Subsidiary or any Specified Cash Management Agreement, any Lender or any Affiliate of any Lender counterparty thereto (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender; provided that, in the case of a Hedging Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Secured Party only through the stated termination date (without extension or renewal) of such Hedging Agreement), and in the case of any Specified Loan Document entered into by any Specified Obligations Party with respect to any Specified Obligations, the applicable lender or lenders party thereto (including, for the avoidance of doubt, any Person even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender).
(d)    The definition of “Subsidiary Loan Documents” in Section 1.1 of the Guarantee and Collateral Agreement is amended and restated in its entirety to read as follows:
“Specified Loan Documents”: (i) with respect to any Indebtedness incurred by any Foreign Subsidiary or any other Restricted Subsidiary that is not a Loan Party pursuant to Section 6.2(k) of the Credit Agreement, the definitive documentation governing any such Indebtedness which has been designated by the Parent Borrower as a “Specified Loan Document” by delivery to the Administrative Agent not later than 90 days after the execution and delivery thereof by such Foreign Subsidiary or such Restricted Subsidiary of a Secured Party Designation Notice; (ii) with respect to any Indebtedness incurred by any Foreign Subsidiary pursuant to Section 6.2(r) of the Credit Agreement, the definitive documentation governing any such Indebtedness which has been designated by the Parent Borrower as a “Specified Loan Document” by delivery to the Administrative Agent not later than 90 days after the execution and delivery thereof by such Foreign Subsidiary of a Secured Party Designation Notice; and (iii) with respect to any Indebtedness relating to reimbursement and related obligations in connection with letters of credit (which may be financial letters of credit, non-financial letters of credit or commercial letters of credit), bank guarantees or surety instruments incurred by the Parent Borrower or any Subsidiary with any Lender or any Affiliate of any Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender) pursuant to Section 6.2(j) of the Credit Agreement, the definitive documentation governing any such Indebtedness which has been designated by the Parent Borrower as a “Specified Loan Document” by delivery to the Administrative Agent not later than 90 days after the execution and delivery thereof by the Parent Borrower or such Subsidiary of a Secured Party Designation Notice. For the avoidance of doubt, it is understood and agreed that any Secured Party Designation Notice delivered prior to the Second Amendment Effective Date designating documentation as a “Subsidiary Loan Document” shall remain effective and be deemed to have designated such documentation as a “Specified Loan Document”.
(e)    The definition of “Subsidiary Obligations” in Section 1.1 of the Guarantee and Collateral Agreement is amended and restated in its entirety to read as follows:
“Specified Obligations”: the collective reference to the unpaid principal of and interest (and premium, if any) on any Indebtedness incurred by any Specified Obligations Party pursuant to any Specified Loan Documents, and all other obligations and liabilities of such Specified Obligations Parties (including interest accruing at the then applicable rate provided in any Specified Loan Document after the maturity of such indebtedness and such other obligations and liabilities and interest accruing at the then applicable rate in any Specified Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any such Specified Obligations Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Loan Documents, in each case whether on account of principal, interest, premium, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel that are required to be paid by any Specified Obligations Party pursuant to the terms of any Specified Loan Document).
(f)    The following new definition is added to Section 1.1 of the Guarantee and Collateral Agreement in the appropriate alphabetical order to read as follows:
“Specified Obligations Party”: (i) with respect to any secured Indebtedness incurred pursuant to Section 6.2(k) of the Credit Agreement, any Foreign Subsidiary or any other Restricted Subsidiary that is not a Loan Party that has incurred such Indebtedness (but only to the extent the Parent Borrower has delivered to the Administrative Agent, not later than 90 days after the execution and delivery of the documentation relating to such Indebtedness, a Secured Party Designation Notice with respect to such Indebtedness); (ii) with respect to any secured Indebtedness incurred pursuant to Section 6.2(r) of the Credit Agreement, any Foreign Subsidiary that has incurred such Indebtedness (but only to the extent the Parent Borrower has delivered to the Administrative Agent, not later than 90 days after the execution and delivery of the documentation relating to such Indebtedness, a Secured Party Designation Notice with respect to such Indebtedness); and (iii) with respect to any Indebtedness relating to reimbursement and related obligations in connection with letters of credit (which may be financial letters of credit, non-financial letters of credit or commercial letters of credit), bank guarantees or surety instruments incurred pursuant to Section 6.2(j) of the Credit Agreement and provided by any Lender or any Affiliate of any Lender (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender), the Parent Borrower or any Subsidiary that has incurred such Indebtedness (but only to the extent the Parent Borrower has delivered to the Administrative Agent, not later than 90 days after the execution and delivery of the documentation relating to such Indebtedness, a Secured Party Designation Notice with respect to such Indebtedness).
(g)    Section 2.1(a) of the Guarantee and Collateral Agreement is amended and restated in its entirety to read as follows:
(a)    Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent and the other Secured Parties and their respective successors and permitted assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations (other than in respect of Excluded Taxes); provided, however, that the Parent Borrower’s guarantee obligations under this Section 2 shall be limited to the guarantee of the prompt and complete payment and performance by each Foreign Subsidiary Borrower and each Subsidiary when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Foreign Subsidiary Borrower and/or such Subsidiary (other than in respect of Excluded Taxes); and provided, further, that the obligations of any Guarantor under this Section 2.1 shall exclude any Excluded Swap Obligations with respect to such Guarantor.
(h)    Each reference in the Guarantee and Collateral Agreement to “Subsidiary Loan Document” or “Subsidiary Loan Documents” is amended to read “Specified Loan Document” or “Specified Loan Documents”, as applicable.
(i)    The reference to “Subsidiary Obligations” in Section 6.3 of the Guarantee and Collateral Agreement is amended to read “Specified Obligations”.
(j)    Annex 3 to the Guarantee and Collateral Agreement is amended and restated in the form of Annex 3 attached hereto.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Parent Borrower, each Subsidiary Guarantor, each FCI Issuing Lender, each Lender (including each Exiting Lender and each New Lender), the Foreign Trade Facility Agent and the Administrative Agent;
(b)    receipt by the Administrative Agent of legal opinions (addressed to the Agents and the Lenders and dated the date of this Amendment) from (i) Robinson, Bradshaw & Hinson, P.A., counsel for the Parent Borrower, and (ii) the General Counsel of the Parent Borrower, in each case, the opinions of which shall be customary for transactions of this type;

(c)    receipt by the Administrative Agent of the following, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i)     copies of the organizational documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its organization or incorporation, where applicable (or, to the extent such organizational documents have not been amended or modified since the Funding Date, a certification from a Responsible Officer of the applicable Loan Party that no amendments or modifications to such organizational documents have been made since the Funding Date), and certified by a Responsible Officer of such Loan Party to be true and correct as of the date of this Amendment, (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act on behalf of such Loan Party in connection with this Amendment and the other Loan Documents to which such Loan Party is a party, and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or incorporation;
(d)    receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of (i)(A) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of the Parent Borrower and each Subsidiary Guarantor and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Encumbrances or as otherwise permitted pursuant to Section 6.3 of the Credit Agreement, and (B) tax lien, judgment and bankruptcy searches, and (ii) completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral;
(e)    receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Parent Borrower, certifying that (i) since December 31, 2016, there has been no event or condition that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date, and (iii) as of the date of this Amendment (and after giving effect to this Amendment), no Default or Event of Default shall have occurred and be continuing;
(f)    receipt by each Agent, each Lender and each FCI Issuing Lender of all applicable licenses, consents, permits and approvals as deemed necessary by such Agent, such Lender or such FCI Issuing Lender in order to execute and perform the transactions contemplated by the Loan Documents;
(g)    the Lenders shall have completed “know your customer” due diligence, and the Parent Borrower and its Subsidiaries shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent and the Lenders in order to comply with applicable law, including without limitation, the USA Patriot Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)), Sanctions, the United States Foreign Corrupt Practices Act of 1977, and the applicable European Union or German acts and ordinance such as the German Anti-Money-

Laundering-Act (“Geldwäschegesetz”) and the German Foreign Trade Ordinance (“Außenwirtschaftsverornung”);
(h)    the Parent Borrower shall have (i) paid all accrued and unpaid interest and fees owing under the Credit Agreement to the date of this Amendment, and (ii) prepaid any Domestic Revolving Loans and/or any Global Revolving Loans (and paid any additional amounts required pursuant to Section 2.18 of the Credit Agreement) to the extent necessary to keep the outstanding Domestic Revolving Loans and/or the outstanding Global Revolving Loans ratable with the revised Domestic Revolving Commitments and/or the Global Revolving Commitments as of the date of this Amendment (after giving effect to this Amendment); and
(i)    receipt by the Administrative Agent, the Foreign Trade Facility Agent, MLPFS, and the Lenders of all fees and other amounts due and payable on or prior to the date of this Amendment, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date of this Amendment specifying its objection thereto.
4.    Exiting Lenders; New Lenders.
(a)    Each Person executing this Amendment under the heading “Exiting Lender” on the signature pages hereto, in its capacity as a Lender (including, for the avoidance of doubt, in its capacity as Issuing Lender and/or FCI Issuing Lender, as applicable) (each such Person, an “Exiting Lender”) under the Credit Agreement immediately prior to the effectiveness of this Amendment, is signing this Amendment for the sole purposes of amending the Credit Agreement and assigning its Commitments and outstanding Loans to Lenders (other than to any other Exiting Lender) as described in the following sentence. Upon giving effect to this Amendment, (i) the Loans of each Exiting Lender outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment shall be fully assigned at par to Lenders under the Credit Agreement after giving effect to this Amendment, and the Commitments of each Exiting Lender existing under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment shall be fully assigned to Lenders under the Credit Agreement after giving effect to this Amendment so that, after giving effect to such assignments, the Lenders shall hold each class of the Loans and Commitments and have the Applicable Percentages, in each case as set forth on Schedule 1.1A attached hereto, (ii) the obligations each Exiting Lender to lend under the Credit Agreement shall be terminated, (iii) each Exiting Lender shall no longer be a Lender under the Credit Agreement or any other Loan Document, (iv) no Exiting Lender shall have any rights or duties as a Lender under the Credit Agreement or any other Loan Document, except for rights or duties in respect of expense reimbursement and indemnification provisions in the Credit Agreement or any other Loan Document which by their express terms would survive termination of the Credit Agreement or such other Loan Document, and (v) the Loan Parties shall have no obligations or liabilities to any Exiting Lender, except for obligations in respect of expense reimbursement and indemnification provisions in the Credit Agreement or any other Loan Document which by their express terms would survive termination of the Credit Agreement or such other Loan Document.
(b)    (i)    Each Person executing this Amendment under the heading “New Lender” on the signature pages hereto (each such Person, a “New Lender”) hereby agrees to provide the

Commitments in the amounts set forth on Schedule 1.1A attached hereto, and the initial Applicable Percentages of each New Lender shall be as set forth on Schedule 1.1A attached hereto.
(ii)    Each New Lender (A) represents and warrants that (1) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (2) it satisfies the requirements of an Eligible Assignee, (3) from and after the date of this Amendment, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (4) it is sophisticated with respect to its decision to enter into this Amendment and to become a Lender under the Credit Agreement and either it, or the Person exercising discretion in making its decision to enter into this Amendment and to become a Lender under the Credit Agreement, is experienced in transactions of this type, (5) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1(a) and (b) of the Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement, and (6) it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement; (B) appoints and authorizes the each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant thereto as are delegated to such Agent by the terms thereof, together with such powers as are incidental thereto; and (C) agrees that (1) it will, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, including, without limitation, if it is a Non-U.S. Lender, its obligation pursuant to Section 2.19(e) of the Credit Agreement.
(iii)    Each Loan Party that is a party hereto agrees that, as of the date of this Amendment, each New Lender shall (A) be a party to the Credit Agreement, (B) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (C) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.
(iv)    The address of each New Lender for purposes of Section 9.1 of the Credit Agreement is as set forth in such New Lender’s Administrative Questionnaire delivered by such New Lender to the Administrative Agent on or before the date of this Amendment, or such other address as shall be designated by such New Lender in accordance with Section 9.1 of the Credit Agreement.
5.    Reallocation and Restatement of Loans and Commitments. On the date of this Amendment, the Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment, and the Commitments existing under the Credit Agreement immediately prior to the effectiveness of this Amendment, in each case, shall be reallocated and restated among the Lenders party to the Credit Agreement after giving effect to this Amendment (including, for the avoidance of doubt, the New Lenders) so that, after giving effect to this Amendment, the Lenders party to the Credit Agreement after giving effect to this Amendment (including, for the avoidance of doubt, the New Lenders) hold each class of the Loans and Commitments and have the Applicable Percentages, in each case, as set forth on Schedule 1.1A attached hereto. The parties hereto agree that the Parent Borrower, the Lenders and the Administrative Agent shall effect such assignments, prepayments, borrowings, reallocations and restatements as are necessary (including by pursuant to a cashless settlement mechanism approved by the Parent Borrower, any Lender and the Administrative Agent) to effectuate the modifications to the classes of Commitments and Loans as contemplated in this Amendment.
6.    Miscellaneous.
(a)    The Credit Agreement (as amended by this Amendment), the Guarantee and Collateral Agreement (as amended by this Amendment) and the obligations of the parties thereunder and under the other Loan Documents, are hereby ratified and confirmed by each party hereto and shall remain in full force and effect according to their terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.
(b)    Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    Each Loan Party hereby represents and warrants as follows: (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment; (ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iii) no material consent or approval of, authorization or order of, or filing, registration or qualification with, any Governmental Authority is required in connection with the execution, delivery or performance by such Loan Party of this Amendment.
(d)    Each Lender (including each New Lender, but excluding any Exiting Lender) party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in the Credit Agreement (as amended by this Amendment) are true and correct as of the date of this Amendment. Each Lender (including each New Lender, but excluding any Exiting Lender) party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in the Credit Agreement (as amended by this Amendment).
(e)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
(f)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
PARENT BORROWER:    SPX CORPORATION,
a Delaware corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President, Secretary and General Counsel

SUBSIDIARY GUARANTORS:	FLASH TECHNOLOGY, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
GENFARE HOLDINGS, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
MARLEY ENGINEERED PRODUCTS LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Executive Vice President and Secretary
SPX COOLING TECHNOLOGIES, INC.,
a Delaware corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Executive Vice President and Secretary

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

SPX HEAT TRANSFER LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
SPX HOLDING INC.,
a Connecticut corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
SPX TRANSFORMER SOLUTIONS, INC.,
a Wisconsin corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
TCI INTERNATIONAL, INC.,
a Delaware corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
THE MARLEY COMPANY LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Executive Vice President and Secretary
THE MARLEY-WYLAIN COMPANY,
a Delaware corporation
By:    /s/ Matthew Hanna
Name:    Matthew Hanna
Title:    Vice President, Secretary and Treasurer

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

FOREIGN TRADE FACILITY AGENT:    DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT
BRANCH,
as Foreign Trade Facility Agent
By:    /s/ Christiane Roth
Name:    Christiane Roth
Title:    Managing Director
By:    /s/ Myriam Rotthaus
Name:    Myriam Rotthaus
Title:    Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Anthea Del Bianco
Name:    Anthea Del Bianco
Title:    Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

LENDERS:    BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender, Issuing Lender and Participation FCI Issuing Lender
By:    /s/ Matthew N. Walt
Name:    Matthew N. Walt
Title:    Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
as a Lender, Issuing Lender, Participation FCI Issuing Lender, and Bilateral FCI Issuing Lender
By:    /s/ Christiane Roth
Name:    Christiane Roth
Title:    Managing Director
By:    /s/ Myriam Rotthaus
Name:    Myriam Rotthaus
Title:    Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By:    /s/ Anca Trifan
Name:    Anca Trifan
Title:    Managing Director
By:    /s/ Marcus Tarkington
Name:    Marcus Tarkington
Title:    Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender and Bilateral FCI Issuing Lender
By:    /s/ Michael Grad
Name:    Michael Grad
Title:    Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender, Issuing Lender, Participation FCI Issuing Lender
By:    /s/ George Stoecklein
Name:    George Stoecklein
Title:    Managing Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

COMPASS BANK,
as a Lender
By:    /s/ Daniel Feldman
Name:    Daniel Feldman
Title:    Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender
By:    /s/ Gary Herzog
Name:    Gary Herzog
Title:    Managing Director

By:    /s/ Michael Madnick
Name:    Michael Madnick
Title:    Managing Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

FIFTH THIRD BANK,
as a Lender
By:    /s/ Richard Arendale
Name:    Richard Arendale
Title:    Managing Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and Issuing Bank
By:    /s/ Cristina Caviness
Name:    Cristina Caviness
Title:    Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By:    /s/ James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

SUNTRUST BANK,
as a Lender
By:    /s/ Chris Hursey
Name:    Chris Hursey
Title:    Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

TD BANK, N.A.,
as a Lender
By:    /s/ Mark Hogan
Name:    Mark Hogan
Title:    Senior Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

BNP PARIBAS,
as a Lender
By:    /s/ Melissa Dyki
Name:    Melissa Dyki
Title:    Director
By:    /s/ Kwang Kyun Choi
Name:    Kwang Kyun Choi
Title:    Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH,
as a Lender
By:    /s/ Tao-Lun Lin
Name:    Tao-Lun Lin
Title:    V.P. & General Manager

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH,
as a Lender
By:    /s/ Edward Chen
Name:    Edward Chen
Title:    SVP & General Manager

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

COMMERZBANK AG, FRANKFURT BRANCH,
as a Participation FCI Issuing Lender, Bilateral FCI Issuing Lender
By:    /s/ Jennifer Eiteneyer
Name:    Jennifer Eiteneyer
Title:    Director
By:    /s/ Lothar Frenz
Name:    Lothar Frenz
Title:    Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

NEW LENDER:    CITIZENS BANK, N.A.,
as a New Lender
By:    /s/ Jeffrey Neikirk
Name:    Jeffrey Neikirk
Title:    Managing Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

NEW LENDER:    REGIONS BANK,
as a New Lender
By:    /s/ Alfred J. Bacchi
Name:    Alfred J. Bacchi
Title:    Managing Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

EXITING LENDER:    BANK OF TAIWAN, NEW YORK BRANCH,
as an Exiting Lender
By:    /s/ Yue-Li Shih
Name:    Yue-Li Shih
Title:    VP & General Manager

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

EXITING LENDER:    COMMERZBANK AG, NEW YORK BRANCH,
as an Exiting Lender, Issuing Lender
By:    /s/ Marie Duflos
Name:    Marie Duflos
Title:    Director
By:    /s/ Pedro Bell
Name:    Pedro Bell
Title:    Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

EXITING LENDER:    HSBC BANK USA, N.A.,
as an Exiting Lender
By:    /s/ Patrick D. Mueller
Name:    Patrick D. Mueller
Title:    Director

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

EXITING LENDER:    NORTHERN TRUST COMPANY,
as an Exiting Lender
By:    /s/ John C. Canty
Name:    John C. Canty
Title:    Senior Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

EXITING LENDER:    WELLS FARGO BANK, N.A.,
as an Exiting Lender
By:    /s/ Kara Treiber
Name:    Kara Treiber
Title:    Vice President

SPX CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Schedule 1.1A
Commitments

Lender	Domestic Revolving Commitments	Applicable Percentages for Domestic Revolving Commitments	Global Revolving Commitments	Applicable Percentages for Global Revolving Commitments
Bank of America, N.A.	$14,449,700.37	7.224850185%	$14,620,259.84	9.746839893%
The Bank of Nova Scotia	$12,924,134.10	6.462067050%	$13,076,686.29	8.717790860%
Bank of Tokyo-Mitsubishi UFJ, Ltd.	$13,006,905.32	6.503452660%	$13,160,434.51	8.773623007%
Compass Bank	$13,006,905.32	6.503452660%	$13,160,434.51	8.773623007%
Credit Agricole Corporate and Investment Bank	$13,006,905.32	6.503452660%	$13,160,434.51	8.773623007%
Fifth Third Bank	$13,006,905.32	6.503452660%	$13,160,434.51	8.773623007%
JPMorgan Chase Bank, N.A.	$13,917,859.11	6.958929555%	$14,082,140.89	9.388093927%
Sumitomo Mitsui Banking Corporation	$26,167,339.83	13.083669915%	$0.00	0.000000000%
SunTrust Bank	$13,006,905.32	6.503452660%	$13,160,434.51	8.773623007%
TD Bank, N.A.	$13,006,905.32	6.503452660%	$13,160,434.51	8.773623007%
Citizens Bank, N.A.	$9,361,030.34	4.680515170%	$9,471,524.84	6.314349893%
Regions Bank	$18,832,555.18	9.416277590%	$0.00	0.000000000%
BNP Paribas	$5,912,229.69	2.956114845%	$5,982,015.69	3.988010460%
Deutsche Bank AG, New York Branch	$13,643,719.46	6.821859730%	$13,804,765.39	9.203176927%
Taiwan Cooperative Bank, Los Angeles Branch	$5,000,000.00	2.500000000%	$0.00	0.000000000%
E Sun Commercial Bank, LTD., Los Angeles Branch	$1,750,000.00	0.875000000%	$0.00	0.000000000%
Total	$200,000,000.00	100.000000000%	$150,000,000.00	100.000000000%

Lender	Term Loan A Commitments	Applicable Percentages for Term Loan A Commitments	Participation FCI Commitments	Applicable Percentages for Participation FCI Commitments
Bank of America, N.A.	$31,849,939.14	9.099982611%	$12,401,171.46	8.552532041%
The Bank of Nova Scotia	$28,487,295.47	8.139227277%	$11,091,884.14	7.649575269%
Bank of Tokyo-Mitsubishi UFJ, Ltd.	$28,669,739.26	8.191354074%	$11,162,920.91	7.698566145%
Compass Bank	$28,669,739.26	8.191354074%	$11,162,920.91	7.698566145%
Credit Agricole Corporate and Investment Bank	$28,669,739.26	8.191354074%	$11,162,920.91	7.698566145%
Fifth Third Bank	$28,669,739.26	8.191354074%	$11,162,920.91	7.698566145%
JPMorgan Chase Bank, N.A.	$28,000,000.00	8.000000000%	$10,000,000.00	6.896551724%
Sumitomo Mitsui Banking Corporation	$28,669,739.26	8.191354074%	$11,162,920.91	7.698566145%
SunTrust Bank	$28,669,739.26	8.191354074%	$11,162,920.91	7.698566145%
TD Bank, N.A.	$28,669,739.26	8.191354074%	$11,162,920.91	7.698566145%
Citizens Bank, N.A.	$20,633,524.47	5.895292706%	$8,033,920.35	5.540634724%
Regions Bank	$20,633,524.47	5.895292706%	$8,033,920.35	5.540634724%
BNP Paribas	$13,031,699.66	3.723342760%	$5,074,054.96	3.499348248%
Taiwan Cooperative Bank, Los Angeles Branch	$5,000,000.00	1.428571429%	$0.00	0.000000000%
E Sun Commercial Bank, LTD., Los Angeles Branch	$1,675,841.97	0.478811991%	$853,087.22	0.588336014%
Deutsche Bank AG Deutschlandgeschäft Branch	$0.00	0.000000000%	$11,371,515.15	7.842424241%
Total	$350,000,000.00	100.000000000%	$145,000,000.00	100.000000000%

Lender	Participation FCI Issuing Commitments	Applicable Percentages for Participation FCI Issuing Commitments
Deutsche Bank AG Deutschlandgeschäft Branch	$100,000,000.00	46.061722708%
Bank of America, N.A.	$50,000,000.00	23.030861354%
Commerzbank AG, Frankfurt Branch	$37,100,000.00	17.088899125%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$30,000,000.00	13.818516813%
Total	$217,100,000.00	100.000000000%

Lender	Bilateral FCI Issuing Commitments	Applicable Percentages for Bilateral FCI Issuing Commitments
Commerzbank AG, Frankfurt Branch	$27,400,000.00	49.818181818%
Deutsche Bank AG Deutschlandgeschäft Branch	$27,180,000.00	49.418181818%
The Bank of Nova Scotia	$420,000.00	0.763636364%
Total	$55,000,000.00	100.000000000%

Schedule 1.1D
Existing FCIs
Bilateral FCIs

Ref.-No. of FTF-Agent	Foreign Issuing Lender	Ref.-No. of Foreign Issuing Lender	Currency	Amount in Currency	Type of Foreign Credit Instrument	Borrower	Third Party
300BGS1600153	Commerzbank AG	DAMAV70312680101	PLN	3,753,833.99	advance payment obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600206	Commerzbank AG	DAMAV70288060101	EUR	22,253.32	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600209	Commerzbank AG	KYJAV70106640001	EUR	16,800.00	rental obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600210	Commerzbank AG	DAMAV70292040101	PLN	860,200.50	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600217	Commerzbank AG	DAMAV70296590101	USD	33,525.70	performance obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGS1600321	Commerzbank AG	KYJAV70109760001	EUR	31,052.81	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600221	Commerzbank AG	DAMAV70297770101	EUR	4,681.40	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600224	Commerzbank AG	KYJAV70111830001	EUR	75,076.50	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600225	Commerzbank AG	DAMAV70299100101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600226	Commerzbank AG	DAMAV70299110101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGS1600227	Commerzbank AG	DAMAV70299160101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600229	Commerzbank AG	KYJAV70114270001	EUR	14,057.11	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600230	Commerzbank AG	DAMAV70302100101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600231	Commerzbank AG	DAMAV70302160101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600232	Commerzbank AG	DAMAV70302080101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600235	Commerzbank AG	DAMAV70302150101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600236	Commerzbank AG	DAMAV70302500101	EUR	343,000.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600239	Commerzbank AG	DAMAV70169530101	EUR	457,332.28	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600241	Commerzbank AG	DAMAV70169520101	EUR	457,481.88	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600247	Commerzbank AG	DAMAV70307350101	EUR	18,150.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600248	Commerzbank AG	DAMAV70307270101	EUR	41,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600249	Commerzbank AG	DAMAV70307280101	EUR	41,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600250	Commerzbank AG	DAMAV70307360101	EUR	126,150.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGS1600254	Commerzbank AG	DAMAV70307960101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600256	Commerzbank AG	DAMAV70308020101	EUR	47,500.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600258	Commerzbank AG	DAMAV70309270101	EUR	62,500.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600208	Commerzbank AG	DAMAV70288570101	EUR	1,251,331.13	tax obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600214	Commerzbank AG	DAMAV70206170101	EUR	1,300,000.00	performance obligations	SPX Corporation	SPX Cooling Technologies Belgium S.A.
300BGS1600215	Commerzbank AG		USD	2,242,817.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600222	Commerzbank AG	DAMAV70297840101	USD	1,454,162.00	advance payment obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600223	Commerzbank AG	DAMAV70297820101	USD	2,181,243.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600237	Commerzbank AG	BD07W0800639	EUR	4,672,652.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600240	Commerzbank AG	DAMAV70256130101	EUR	569,253.98	tax obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600242	Commerzbank AG	KYJAV70031100002	EUR	550,542.38	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600243	Commerzbank AG	KYJAV70033350001	EUR	520,254.55	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600257	Commerzbank AG	DAMAV70308340101	PLN	2,681,310.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.

300BGS1600452	Commerzbank AG	KYJAV7010634001	EUR	681,598.44	advance payment obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600480	Commerzbank AG	DAMAV70317510101	PLN	325,283.89	warranty obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600502	Commerzbank AG		EUR	44,216.30	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600522	Commerzbank AG	DAMAV70320070101	EUR	132,570.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600533	Commerzbank AG	DAMAV70320830101	PLN	114,000.00	warranty obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600542	Commerzbank AG	DAMAV70321280101	PLN	451,990.45	warranty obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600548	Commerzbank AG	DAMAV70206200101	ILS	5,890,123.80	warranty obligations	SPX Corporation	SPX Cooling Technologies Belgium S.A.
300BGS1600557	Commerzbank AG	DAMAV70322580101	PLN	653,754.00	warranty obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600562	Commerzbank AG	DAMAV70323010101	PLN	18,900.00	warranty obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600584	Commerzbank AG	DAMAV70322530101	EUR	149,500.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600591	Commerzbank AG	DAMAV70324940101	EUR	3,340.00	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGS1600605	Commerzbank AG	KYJAV70121750001	EUR	56,095.60	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600616	Commerzbank AG	KYJAV70122080001	EUR	77,052.50	warranty obligations	SPX Corporation	Balcke-Dürr GmbH

300BGS1600618	Commerzbank AG	DAMAV70327140101	EUR	49,644.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600653	Commerzbank AG	DAMAV70330040101	EUR	108,462.40	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600679	Commerzbank AG	DAMAV70331390101	PLN	111,000.00	warranty obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600688	Commerzbank AG	DAMAV70331860101	PLN	291,000.00	advance payment obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600715	Commerzbank AG	KYJAV70124630001	EUR	29,980.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600729	Commerzbank AG	DAMAV70335120101	EUR	18,900.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600723	Commerzbank AG	DAMAV70335090101	EUR	77,135.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600725	Commerzbank AG	DAMAV70335110101	EUR	77,135.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600724	Commerzbank AG	DAMAV70335100101	EUR	77,135.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600726	Commerzbank AG	DAMAV70335180101	EUR	77,135.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600727	Commerzbank AG	DAMAV70335190101	EUR	77,135.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600728	Commerzbank AG	DAMAV70335200101	EUR	77,135.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600731	Commerzbank AG	KYJAV70124910001	EUR	117,550.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH

300BGS1600733	Commerzbank AG	DAMAV70335570101	CNY	920,000.00	performance obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1600760	Commerzbank AG	DAMAV70337270101	EUR	20,000.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1700127	Commerzbank AG	DAMAV70350870101	CNY	6,588,000.00	advance payment obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700128	Commerzbank AG	DAMAV70350890101	CNY	2,196,000.00	performance obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700162	Commerzbank AG	DAMAV70353340101	USD	36,000.00	advance payment obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700167	Commerzbank AG	DAMAV70354380101	CNY	33,000.00	warranty obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700172	Commerzbank AG	DAMAV70355540101	CNY	106,012.00	warranty obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700177	Commerzbank AG	DAMAV70355840101	CNY	576,050.00	warranty obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700209	Commerzbank AG	DAMAV70358080101	CNY	41,635.00	warranty obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700232	Commerzbank AG	DAMAV70361410101	CNY	102,252.00	warranty obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700246	Commerzbank AG	DAMAV70363380101	CNY	176,000.00	advance payment obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700302	Commerzbank AG	DAMAV70368410101	CNY	97,000.00	warranty obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700301	Commerzbank AG	DAMAV70368470101	CNY	400,000.00	tender obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.

300BGS1700300	Commerzbank AG	DAMAV70368430101	CNY	400,000.00	tender obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGS1700346	Commerzbank AG		USD	24,000.00	warranty obligations	SPX Corporation	SPX (Guangzhou) Cooling Technologies Co. Ltd.
300BGI1301297	Deutsche Bank AG	300BGI1301297	USD	664,106.50	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1301299	Deutsche Bank AG	300BGI1301299	USD	302,690.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1501362	Deutsche Bank AG	300BGI1500827	USD	1,530,408.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGI1501363	Deutsche Bank AG	300BGI1401280	USD	1,300,000.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGI1501459	Deutsche Bank AG	APGLDI826064	QAR	3,051,726.23	not specified obligations	SPX Corporation	TCI International, Inc.
300BGI1502265	Deutsche Bank AG	300BGI1502265	USD	25,000.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1600033	Deutsche Bank AG	300BGI1600033	USD	13,550.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1600469	Deutsche Bank AG	300BGI1401110	EUR	1,455,900.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGI1600470	Deutsche Bank AG	300BGI1401111	EUR	2,778,030.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGI1600471	Deutsche Bank AG	300BGI1501364	EUR	1,197,057.89	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGI1600475	Deutsche Bank AG	300BGI1501706	EUR	877,412.14	tax obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGI1600570	Deutsche Bank AG	300BGI1600570	PLN	127,200.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGI1600571	Deutsche Bank AG	300BGI1600571	PLN	279,445.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGI1600572	Deutsche Bank AG	300BGI1600572	PLN	291,100.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGI1600573	Deutsche Bank AG	300BGI1600573	PLN	115,200.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGI1600663	Deutsche Bank AG	300BGI1600663	USD	160,000.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1600693	Deutsche Bank AG	300BGI1600693	USD	136,950.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1600890	Deutsche Bank AG	300BGI1600890	EUR	26,510.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1600898	Deutsche Bank AG	300BGI1600898	PLN	130,647.10	warranty obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGI1601036	Deutsche Bank AG	300BGI1601036	TND	5,000.00	tender obligations	SPX Corporation	TCI International, Inc.
300BGI1601037	Deutsche Bank AG	300BGI1601037	TND	6,000.00	tender obligations	SPX Corporation	TCI International, Inc.
300BGI1601046	Deutsche Bank AG	300BGI1601046	AED	77,868.80	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1601051	Deutsche Bank AG	300BGI1601051	PLN	100,850.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGI1601050	Deutsche Bank AG	300BGI1601050	PLN	252,970.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.

300BGI1601063	Deutsche Bank AG	300BGI1601063	AED	87,896.50	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1601064	Deutsche Bank AG	300BGI1601064	AED	159,414.70	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1601203	Deutsche Bank AG	300BGI1601203	USD	60,000.00	tender obligations	SPX Corporation	TCI International, Inc.
300BGI1601261	Deutsche Bank AG	300BGI1601261	USD	25,960.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1601350	Deutsche Bank AG	300BGI1601350	USD	33,500.00	performance obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1601390	Deutsche Bank AG	300BGI1601390	USD	70,000.00	performance obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1601407	Deutsche Bank AG	300BGI1601407	USD	45,592.40	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1700009	Deutsche Bank AG	300BGI1700009	USD	166,107.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGI1700102	Deutsche Bank AG	300BGI1700102	EUR	7,850.00	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1601096	Deutsche Bank AG	300BGI1601096	USD	17,550.00	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1700282	Deutsche Bank AG	300BGI1700282	USD	31,697.50	performance obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1700352	Deutsche Bank AG	300BGI1700352	USD	355,651.00	advance payment obligations	SPX Corporation	TCI International, Inc.
300BGI1700420	Deutsche Bank AG	300BGI1700420	EUR	44,740.00	advance payment obligations	SPX Corporation	SPX Cooling Technologies UK Limited

300BGI1700827	Deutsche Bank AG	300BGI1700827	XOF	25,000,000.00	tender obligations	SPX Corporation	TCI International, Inc.
300BGI1700860	Deutsche Bank AG	300BGI1700860	ZAR	1,095,894.92	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1700862	Deutsche Bank AG	300BGI1700862	ZAR	3,992,938.54	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1700875	Deutsche Bank AG	300BGI1700875	EUR	9,500.00	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1700936	Deutsche Bank AG	300BGI1700936	USD	277,777.92	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1700942	Deutsche Bank AG	300BGI1700942	USD	295,000.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGI1700966	Deutsche Bank AG	300BGI1700966	USD	316,374.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1700967	Deutsche Bank AG	300BGI1700967	USD	474,561.00	advance payment obligations	SPX Corporation	TCI International, Inc.
300BGI1701006	Deutsche Bank AG	300BGI1701006	EUR	22,370.00	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1701051	Deutsche Bank AG	300BGI1701051	USD	833,333.76	advance payment obligations	SPX Corporation	TCI International, Inc.
300BGI1701097	Deutsche Bank AG	300BGI1701097	AED	875,000.00	performance obligations	SPX Corporation	SPX Cooling Technologies Trading DMCC
300BGI1701157	Deutsche Bank AG	300BGI1701157	USD	25,308.00	advance payment obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGI1701184	Deutsche Bank AG	300BGI1701184	USD	223,223.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC

300BGS1500654	The Bank of Nova Scotia	OSB20063GWS	USD	205,436.70	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1600111	The Bank of Nova Scotia	OSB24176GWS	USD	213,555.00	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.

Participation FCIs

Ref.-No. of FTF-Agent	Foreign Issuing Lender	Ref.-No. of Foreign Issuing Lender	Currency	Amount in Currency	Type of Foreign Credit Instrument	Borrower	Third Party
300BGS1000228	Bank of America N.A.	6008GT006254/10	GBP	100,000.00	payment obligations	SPX Corporation	Radiodetection Ltd.
300BGS1300104	Bank of America N.A.	68090278	USD	21,758.30	performance obligations	SPX Corporation	TCI International, Inc.
300BGS1300455	Bank of America N.A.	68099865	USD	149,195.30	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1300461	Bank of America N.A.	GT007253/13	USD	351,000.00	warranty obligations	SPX Corporation	Wuxi Balcke-Duerr Technologies Co., Ltd
300BGS1400512	Bank of America N.A.	68108247	USD	701,801.00	warranty obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1500225	Bank of America N.A.	68111434	USD	456,995.70	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1500286	Bank of America N.A.	68112561	USD	190,927.30	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1500312	Bank of America N.A.	68112671	USD	1,646,498.50	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1500632	Bank of America N.A.	68120705	USD	737,260.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1500679	Bank of America N.A.	68121401	USD	386,414.20	warranty obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1500688	Bank of America N.A.	68121654	USD	486,000.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC

300BGS1600150	Bank of America N.A.	68125226	USD	18,707.89	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1600151	Bank of America N.A.	68125225	USD	18,851.81	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1600489	Bank of America N.A.	68126076	USD	3,711,146.60	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1600550	Bank of America N.A.	68127035	USD	32,025.00	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1600706	Bank of America N.A.	68129559	USD	553,253.20	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1600707	Bank of America N.A.	68129558	USD	914,683.20	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1600735	Bank of America N.A.	68129904	USD	92,101.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1600750	Bank of America N.A.	68129916	USD	178,500.00	advance payment obligations	SPX Corporation	TCI International, Inc.
300BGS1700009	Bank of America N.A.	68130910	USD	33,873.13	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1700051	Bank of America N.A.	68131568	USD	265,700.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1700071	Bank of America N.A.	68131954	USD	170,134.50	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1700083	Bank of America N.A.	68132210	USD	188,610.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC

300BGS1700122	Bank of America N.A.	68132580	USD	127,070.00	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1700150	Bank of America N.A.	68133137	USD	188,610.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1700195	Bank of America N.A.	68134059	USD	289,125.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1700223	Bank of America N.A.	68134700	USD	510,231.29	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1700230	Bank of America N.A.	68134888	USD	301,502.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1700238	Bank of America N.A.	68134881	USD	417,920.60	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1700245	Bank of America N.A.	68135178	USD	244,270.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1700283	Bank of America N.A.	68135980	USD	243,513.30	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1700299	Bank of America N.A.	68136198	USD	308,813.85	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1700306	Bank of America N.A.	68136279	USD	13,375.00	performance obligations	SPX Corporation	SPX Cooling Technologies, Inc.
300BGS1700319	Bank of America N.A.	68136450	USD	76,975.20	performance obligations	SPX Corporation	TCI International, Inc.
300BGS1700318	Bank of America N.A.	68136462	USD	307,900.80	advance payment obligations	SPX Corporation	TCI International, Inc.

300BGS1700320	Bank of America N.A.	68136463	USD	309,959.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGS1700321	Bank of America N.A.	68136464	USD	1,859,754.00	advance payment obligations	SPX Corporation	TCI International, Inc.
300BGS1600683	Bank of Tokyo Mitsubishi UFJ Ltd.	S509869N	USD	134,000.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGS1700033	Bank of Tokyo Mitsubishi UFJ Ltd.	S511495N	USD	66,000.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGS1600093	Commerzbank AG	DAMAV70237550101	ZAR	327,000,000.00	payment obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGS1600355	Commerzbank AG	BD07F1O00134	CHF	250,000.00	not specified obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600264	Commerzbank AG	BD07B0600473	EUR	50,823.00	rental obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600268	Commerzbank AG	KYJAV70040390001	EUR	476,000.00	performance obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGS1600266	Commerzbank AG	BD07F0900372	GBP	400,000.00	customs obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGS1600290	Commerzbank AG	DAMAV70209930101	EUR	2,000,000.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600323	Commerzbank AG	KYJAV70078160001	EUR	27,637.05	performance obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGS1600326	Commerzbank AG	KYJAV70078940001	EUR	118,372.40	warranty obligations	SPX Corporation	SPX Cooling Technologies GmbH

300BGS1600328	Commerzbank AG	DAMAV70229990101	EUR	14,138.50	performance obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGS1600329	Commerzbank AG	KYJAV70080940001	EUR	96,699.40	warranty obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGS1600332	Commerzbank AG	DAMAV70232920101	EUR	6,550.25	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600333	Commerzbank AG	DAMAV70232930101	EUR	6,550.25	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600334	Commerzbank AG	DAMAV70232950101	EUR	7,280.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600335	Commerzbank AG	DAMAV70232970101	EUR	81,164.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600336	Commerzbank AG	DAMAV70232980101	EUR	81,164.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600338	Commerzbank AG	DAMAV70236430101	EUR	28,700.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600339	Commerzbank AG	DAMAV70236380101	EUR	17,460.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600340	Commerzbank AG	DAMAV70236550101	EUR	6,550.25	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600341	Commerzbank AG	DAMAV70236560101	EUR	6,550.25	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600342	Commerzbank AG	DAMAV70236570101	EUR	81,164.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGS1600343	Commerzbank AG	DAMAV70236580101	EUR	79,875.50	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600344	Commerzbank AG	KYJAV70085020001	EUR	70,150.50	warranty obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGS1600349	Commerzbank AG	DAMAV70241600101	EUR	6,550.25	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600350	Commerzbank AG	DAMAV70241630101	EUR	81,164.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600351	Commerzbank AG	DAMAV70241650101	EUR	81,164.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600352	Commerzbank AG	DAMAV70241660101	EUR	6,550.25	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600365	Commerzbank AG	DAMAV70248720101	EUR	79,875.50	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600374	Commerzbank AG	DAMAV70248730101	EUR	79,875.50	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600376	Commerzbank AG	KYJAV7009320001	EUR	12,659.58	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600379	Commerzbank AG	KYJAV70093590001	EUR	26,122.82	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600381	Commerzbank AG	DAMAV70252830101	EUR	6,550.25	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600383	Commerzbank AG	DAMAV70252840101	EUR	6,550.25	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGS1600385	Commerzbank AG	DAMAV70252870101	EUR	24,859.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600387	Commerzbank AG	DAMAV70252860101	EUR	79,875.50	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600400	Commerzbank AG	DAMAV70252850101	EUR	79,875.50	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600402	Commerzbank AG	DAMAV70252880101	EUR	24,859.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600404	Commerzbank AG	DAMAV70252890101	EUR	24,859.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600415	Commerzbank AG	DAMAV70259670101	EUR	149,657.60	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600418	Commerzbank AG	DAMAV70259630101	EUR	127,744.15	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600422	Commerzbank AG	DAMAV70259640101	EUR	127,744.15	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600444	Commerzbank AG	KYJAV70097480001	EUR	1,957.25	warranty obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGS1600430	Commerzbank AG	DAMAV70267800101	EUR	26,490.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600429	Commerzbank AG	DAMAV70267840101	EUR	18,856.35	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600425	Commerzbank AG	DAMAV70267740101	EUR	28,990.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGS1600423	Commerzbank AG	DAMAV70267630101	EUR	28,990.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600421	Commerzbank AG	DAMAV70267640101	EUR	28,990.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600420	Commerzbank AG	DAMAV70267670101	EUR	43,573.10	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600414	Commerzbank AG	DAMAV70268360101	EUR	26,490.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600407	Commerzbank AG	DAMAV70270600101	EUR	16,548.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600405	Commerzbank AG		EUR	33,624.90	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600403	Commerzbank AG	DAMAV70270660101	EUR	26,490.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600397	Commerzbank AG	DAMAV70270680101	EUR	16,548.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600389	Commerzbank AG	DAMAV70279550101	EUR	5,563.33	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600388	Commerzbank AG	DAMAV70279510101	EUR	5,563.33	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600386	Commerzbank AG	DAMAV70279610101	EUR	9,520.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600384	Commerzbank AG	DAMAV70279600101	EUR	28,990.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGS1600382	Commerzbank AG	DAMAV70279580101	EUR	28,990.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600380	Commerzbank AG	DAMAV70279520101	EUR	28,990.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600378	Commerzbank AG	DAMAV70279530101	EUR	28,990.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600375	Commerzbank AG	DAMAV70279540101	EUR	28,990.00	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600373	Commerzbank AG	DAMAV70279740101	EUR	45,363.80	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600370	Commerzbank AG	DAMVA70282070101	PLN	109,135.44	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGS1600368	Commerzbank AG	DAMAV70285090101	EUR	14,772.00	rental obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600431	Commerzbank AG	KYJAV70098860001	EUR	119,000.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600427	Commerzbank AG	DAMAV70267910101	EUR	127,744.15	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600419	Commerzbank AG	DAMAV70267660101	EUR	190,008.70	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600417	Commerzbank AG	DAMAV70267760101	EUR	190,008.70	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600416	Commerzbank AG	DAMAV70267770101	EUR	190,008.70	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGS1600410	Commerzbank AG	KYJAV70100000001	EUR	81,515.00	warranty obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGS1600401	Commerzbank AG	DAMAV702727801	EUR	190,008.70	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600399	Commerzbank AG	DAMAV702727401	EUR	190,008.70	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600398	Commerzbank AG	DAMAV70272800101	EUR	190,008.70	warranty obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGS1600396	Commerzbank AG	KYJAV70101680001	EUR	142,800.00	advance payment obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600393	Commerzbank AG	DAMAV70277280101	EUR	123,622.80	warranty obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGS1600372	Commerzbank AG	DAMAV70281060101	EUR	54,530.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600366	Commerzbank AG	DAMAV70283960101	EUR	132,570.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600360	Commerzbank AG	KYJAV70105590001	EUR	64,900.00	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGS1600795	Commerzbank AG	DAMAV70341660101	EUR	3,457,435.37	warranty obligations	SPX Corporation	Balcke-Dürr GmbH
300BGI1400865	Deutsche Bank AG	300BGI1400865	USD	520,510.01	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGI1401954	Deutsche Bank AG	300BGI1401954	USD	520,510.00	performance obligations	SPX Corporation	SPX Heat Transfer LLC

300BGI1500442	Deutsche Bank AG	300BGI1500442	USD	704,928.40	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1500718	Deutsche Bank AG	300BGI1500718	EUR	53,020.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1500814	Deutsche Bank AG	300BGI1500814	EUR	1,389.00	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1600276	Deutsche Bank AG	300BGI1400933	ZAR	2,027,164.15	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600275	Deutsche Bank AG	300BGI1400932	ZAR	2,104,271.10	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600274	Deutsche Bank AG	300BGI1400931	ZAR	2,027,164.15	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600273	Deutsche Bank AG	300BGI1400930	ZAR	2,027,164.15	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600270	Deutsche Bank AG	300BGI1400927	ZAR	7,226,782.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600262	Deutsche Bank AG	300BGI1400917	ZAR	28,853,755.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600261	Deutsche Bank AG	300BGI1400916	ZAR	27,231,317.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600272	Deutsche Bank AG	300BGI1400929	ZAR	2,027,164.15	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600271	Deutsche Bank AG	30=BGI1400928	ZAR	7,238,505.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd

300BGI1600263	Deutsche Bank AG	300BGI1400919	ZAR	12,376,026.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600264	Deutsche Bank AG	300BGI1400920	ZAR	30,262,508.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600259	Deutsche Bank AG	300BGI1400915	ZAR	24,752,054.20	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600269	Deutsche Bank AG	300BGI1400926	ZAR	7,238,505.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600266	Deutsche Bank AG	300BGI1400923	ZAR	6,930,307.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600267	Deutsche Bank AG	300BGI1400924	ZAR	6,930,307.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600268	Deutsche Bank AG	300BGI1400925	ZAR	7,683,053.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600252	Deutsche Bank AG	300BGI1400907	ZAR	28,853,755.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600253	Deutsche Bank AG	300BGI1400908	ZAR	27,552,276.30	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600254	Deutsche Bank AG	300BGI1400909	ZAR	27,231,339.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600255	Deutsche Bank AG	300BGI1400910	ZAR	28,335,673.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600256	Deutsche Bank AG	300BGI1400911	ZAR	24,752,054.20	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd

300BGI1600257	Deutsche Bank AG	300BGI1400913	ZAR	24,752,054.20	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600258	Deutsche Bank AG	300BGI1400914	ZAR	12,376,026.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600265	Deutsche Bank AG	300BGI1400921	ZAR	30,137,121.00	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600251	Deutsche Bank AG	300BGI1400906	ZAR	24,752,054.20	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600250	Deutsche Bank AG	300BGI1400904	ZAR	12,376,026.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600249	Deutsche Bank AG	300BGI1400903	ZAR	12,376,026.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600248	Deutsche Bank AG	300BGI1400902	ZAR	11,524,229.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600247	Deutsche Bank AG	300BGI1400900	ZAR	11,524,229.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600246	Deutsche Bank AG	300BGI1400899	ZAR	12,910,985.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600245	Deutsche Bank AG	300BGI1400898	ZAR	25,050,637.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600244	Deutsche Bank AG	300BGI1400896	ZAR	25,050,637.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600243	Deutsche Bank AG	300BGI1400894	ZAR	12,033,953.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd

300BGI1600242	Deutsche Bank AG	300BGI1400893	ZAR	24,752,054.20	advance payment obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600241	Deutsche Bank AG	300BGI1400892	ZAR	29,217,614.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600240	Deutsche Bank AG	300BGI1400891	ZAR	13,776,137.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600239	Deutsche Bank AG	300BGI1400887	ZAR	2,027,164.15	advance payment obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600238	Deutsche Bank AG	300BGI1400886	ZAR	12,376,026.50	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600218	Deutsche Bank AG	300BGI0802243	USD	147,837.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600222	Deutsche Bank AG	300BGI0802247	EUR	245,065.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600221	Deutsche Bank AG	300BGI0802246	ZAR	47,395,176.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600219	Deutsche Bank AG	300BGI0802244	EUR	329,640.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600217	Deutsche Bank AG	300BGI0802241	EUR	245,065.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600216	Deutsche Bank AG	300BGI0802240	ZAR	46,822,761.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600229	Deutsche Bank AG	300BGI0802254	USD	147,837.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd

300BGI1600227	Deutsche Bank AG	300BGI0802252	USD	147,837.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600211	Deutsche Bank AG	300BGI0802236	EUR	245,065.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600226	Deutsche Bank AG	300BGI0802251	EUR	245,065.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600225	Deutsche Bank AG	300BGI0802250	EUR	245,065.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600215	Deutsche Bank AG	300BGI0802239	ZAR	53,453,274.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600214	Deutsche Bank AG	300BGI0802238	ZAR	47,314,839.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600230	Deutsche Bank AG	300BGI0802255	ZAR	25,501,805.00	advance payment obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600213	Deutsche Bank AG	300BGI0802237	ZAR	47,435,456.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600210	Deutsche Bank AG	300BGI0801142	ZAR	5,711,847.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600209	Deutsche Bank AG	300BGI0801141	ZAR	5,711,847.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600220	Deutsche Bank AG	300BGI0802245	USD	147,837.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600233	Deutsche Bank AG	300BGI0802258	USD	147,837.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd

300BGI1600224	Deutsche Bank AG	300BGI0802249	USD	147,837.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600208	Deutsche Bank AG	300BGI0801140	ZAR	5,711,847.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600223	Deutsche Bank AG	300BGI0802248	ZAR	48,450,828.00	performance obligations	SPX Corporation	DBT Technologies (Pty) Ltd
300BGI1600496	Deutsche Bank AG	300BGI1002112	AED	136,160.00	performance obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGI1600508	Deutsche Bank AG	300BGI1300569	EUR	3,629.50	warranty obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGI1600545	Deutsche Bank AG	300BGI1500516	PLN	127,200.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGI1600551	Deutsche Bank AG	300BGI1500880	USD	10,900.00	warranty obligations	SPX Corporation	SPX Cooling Technologies UK Limited
300BGI1600486	Deutsche Bank AG	300BGI0601003	EUR	75,750.00	customs obligations	SPX Corporation	Balcke-Dürr GmbH
300BGI1600487	Deutsche Bank AG	300BGI0700579	EUR	100,000.00	payment obligations	SPX Corporation	Balcke-Dürr GmbH
300BGI1600491	Deutsche Bank AG	300BGI0800970	EUR	70,000.00	payment obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGI1600514	Deutsche Bank AG	300BGI1301516	EUR	540,000.00	performance obligations	SPX Corporation	Balcke-Dürr GmbH
300BGI1600516	Deutsche Bank AG	300BGI1400151	EUR	698,327.27	tax obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.

300BGI1600517	Deutsche Bank AG	300BGI1400760	EUR	541,168.73	tax obligations	SPX Corporation	Balcke-Duerr Italiana, S.r.l.
300BGI1600544	Deutsche Bank AG	300BGI1500515	PLN	279,445.00	performance obligations	SPX Corporation	Balcke-Dürr Polska Sp. Z o.o.
300BGI1600512	Deutsche Bank AG	300BGI1301043	EUR	99,796.34	warranty obligations	SPX Corporation	SPX Cooling Technologies GmbH
300BGI1700077	Deutsche Bank AG	300BGI1700077	USD	11,796.75	performance obligations	SPX Corporation	TCI International, Inc.
300BGI1700308	Deutsche Bank AG	300BGI1700308	USD	76,317.30	performance obligations	SPX Corporation	SPX Heat Transfer LLC
300BGI1700336	Deutsche Bank AG	300BGI1700336	ZAR	1,897,761.42	warranty obligations	SPX Corporation	DBT Technologies (Pty) Ltd

Schedule 1.1E
Existing Letters of Credit

Issuing Lender	Letter of Credit No.	Amount	Beneficiary	Expiry Date	Type of Letter of Credit
JPMorgan Chase Bank, N.A.	P-219360 JPM	$47,290.07	G.S. 505 PARK LLC	November 15, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-219646 JPM	$5,500,000.00	The Travelers Indemnity Company	November 26, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-221572 JPM	$17,695,938.00	Pacific Employers Insurance Company	January 10, 2019	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-225033 JPM	$200,000.00	Hartford Fire Insurance Company	April 30, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-228487 JPM	$775,821.00	The Continental Insurance Company	August 1, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-231123 JPM	$101,107.00	National Union Fire Insurance	May 11, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-232221 JPM	$25,000.00	Amerisure Mutual Insurance Company	December 1, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-232634 JPM	$100,000.00	Hartford Fire Insurance Company	May 11, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-391004 JPM	$345,000.00	Ohio Bureau of Workers Compensation	December 31, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-391427 JPM	$400,000.00	The Travelers Indemnity Company	January 14, 2019	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-392889 JPM	$900,000.00	United States Fidelity and Guaranty	January 1, 2019	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	TPTS-340430 JPM	$227,404.67	Minnesota Pollution Control Agency	December 31, 2018	Financial Letter of Credit
JPMorgan Chase Bank, N.A.	P-231593 JPM	$80,000.00	Brown County Landfill	December 13, 2018	Non- Financial Letter of Credit
Bank of America, N.A.	T00000068035208	$1,400,000.00	US Environmental Protection	March 21, 2018	Financial Letter of Credit
Bank of America, N.A.	T00000068116868	$26,444.00	NJ Dept. of Environmental Protection	March 15, 2018	Financial Letter of Credit
Bank of America, N.A.	T00000068116869	$7,730,000.00	Department of Toxic Subst.	March 31, 2018	Financial Letter of Credit
Bank of America, N.A.	T00000068116870	$109,512.00	US Environmental Protection	April 21, 2018	Financial Letter of Credit
Bank of America, N.A.	T00000068116871	$109,512.00	L&RR Site Group	April 21, 2018	Financial Letter of Credit
Bank of America, N.A.	T00000068116873	$129,175.00	Connecticut Dept.	January 20, 2018	Financial Letter of Credit

Schedule 1.1F
Issuing Lender Sublimits

Lender	Non-Financial Letters of Credit	Applicable Percentages for Non-Financial Letters of Credit
Bank of America, N.A.	$40,000,000.00	40.000000000%
Deutsche Bank AG Deutschlandgeschäft Branch	$40,000,000.00	40.000000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$20,000,000.00	20.000000000%

Schedule 2.23
Foreign Subsidiary Borrowers
None.

Annex 3
Annex 3 to
Guarantee and Collateral Agreement
SECURED PARTY DESIGNATION NOTICE
TO:        Bank of America, N.A., as Administrative Agent

RE:
Guarantee and Collateral Agreement, dated as of September 24, 2015 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among SPX Corporation (the “Parent Borrower”) and certain Subsidiaries of the Parent Borrower from time to time parties thereto in favor of Bank of America, N.A., as Administrative Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”)

DATE:        __________ ___, _____

The Parent Borrower hereby notifies the Administrative Agent that a Specified Obligations Party has entered into that certain [Describe Specified Loan Document] (the “New Specified Loan Document”). Reference is hereby made to that certain Credit Agreement, dated as of September 1, 2015 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), among the Parent Borrower, the foreign subsidiary borrowers party thereto, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent, and Deutsche Bank AG Deutschlandgeschäft Branch, as foreign trade facility agent.
The Indebtedness incurred under the New Specified Loan Document is expressly permitted pursuant to Section 6.2(j) of the Credit Agreement, Section 6.2(k) of the Credit Agreement or Section 6.2(r) of the Credit Agreement, as applicable. The Parent Borrower hereby provides notice to the Administrative Agent that (a) the New Specified Loan Document is designated as a “Specified Loan Document” for purposes of the Guarantee and Collateral Agreement, and (b) each lender party to the New Specified Loan Document (each, a “Lender”) is a Secured Party under the Guarantee and Collateral Agreement.
By acknowledgement of this Secured Party Designation Notice, each of the undersigned Lenders hereby (a) appoints the Administrative Agent as its agent under the applicable Loan Documents, and (b) agrees to be bound by the provisions of Sections 8.3, 9.3 and 9.9 to the Credit Agreement as if it were a lender thereunder and such Indebtedness under the New Specified Loan Document had been incurred thereunder.
Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
A duly authorized officer of each of the undersigned has executed this Secured Party Designation Notice as of the day and year set forth above.

SPX CORPORATION,
as Parent Borrower
By:
Name:
Title:
Acknowledged by:
[____________________],
as a Lender under the New Specified Loan Document
By:
Name:
Title:
BANK OF AMERICA, N.A.,
as Administrative Agent under the Credit Agreement
By:
Name:
Title: